Exhibit 99.1

Subject to Revision
Computational Materials October 16, 2002




                                     [LOGO]
                                   EQUITY ONE
                                   ==========
                            a Popular, Inc. Company


                                  $511,242,000
                                  (Approximate)



                                Equity One, Inc.
                               Seller and Servicer

                              Equity One ABS, Inc.
                                    Depositor



        Freddie Mac Structured Pass-Through Certificates, Series T-[052]
           Offered Certificates: Class AF-1, AF-2, AF-3, AF-4 and AV-1

     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2002-5
                   Offered Certificates: Class M-1, M-2 and B






                                     [LOGO]
                                    WACHOVIA
                                   SECURITIES

Subject to Revision - Computational Materials Dated October 16, 2002


                 STATEMENT REGARDING THE COMPUTATIONAL MATERIALS
                 -----------------------------------------------

The attached tables and other statistical analyses, together with all other information presented herein (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Wachovia Securities and not by Freddie Mac or any of its affiliates. Freddie Mac has not prepared or taken part in the preparation of these materials. Neither Wachovia Securities nor Freddie Mac or any of their respective affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the final Prospectus Supplement, Prospectus, Offering Circular Supplement, Offering Circular and Information Circular for the securities (collectively, the "Offering Documents"). The information herein is being provided for informational use solely in connection with the consideration of the purchase of the related securities. Its use for any other purpose is not authorized. It may not be copied or reproduced, in whole or in part, nor may it be provided or distributed nor any of its contents disclosed to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Without limiting the foregoing, the collateral information set forth in these Computational Materials, including the collateral tables which follow, is based on the mortgage loans expected to be included in the Trust on the Closing Date. In addition, certain mortgage loans may be deleted from the pool of mortgage loans delivered to the Trust on the Closing Date. Although Wachovia Securities believes the information with respect to the statistical pool will be representative of the final pool, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics contained herein.

Any yields or weighted  average lives shown in the  Computational  Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

The Offering Documents, other than the prospectus supplement and the prospectus for certain classes of certificates, discussed in this communication will not be filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the Offering Documents relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. The Offering Documents may be obtained by contacting your Wachovia Securities account representative, as applicable. Please be advised that mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Subject to Revision - Computational Materials Dated October 16, 2002

        Freddie Mac Structured Pass-Through Certificates, Series T-[052]
        ----------------------------------------------------------------


   To 10% Clean-up Call:
   ------------ --------------- ----------- ---------------- ------------ ---------------- ------------------------------------
                                                                                                  Expected Ratings
                                                                                                  ----------------
                                                                             Expected
                   Expected      Interest   Principal Type   Expected WAL    Principal
      Class        Size(1)         Type                          (yrs)       Window(3)       S&P(2)   Moody's(2)   Fitch(2)
   ------------ --------------- ----------- ---------------- ------------ ---------------- --------- --------------- ----------
      AF-1        $171,000,000   Floating       Senior          1.00       11/02 - 02/05
   ------------ --------------- ----------- ---------------- ------------ ---------------- --------- --------------- ----------
      AF-2         $50,000,000    Fixed         Senior          3.00       02/05 - 02/07
   ------------ --------------- ----------- ---------------- ------------ ---------------- --------- --------------- ----------
      AF-3         $22,000,000    Fixed         Senior          5.02       02/07 - 09/08
   ------------ --------------- ----------- ---------------- ------------ ---------------- --------- --------------- ----------
      AF-4         $17,658,000    Fixed         Senior          6.76       09/08 - 08/10
   ------------ --------------- ----------- ---------------- ------------ ---------------- --------- --------------- ----------
      AV-1        $166,230,000   Floating       Senior          2.90       11/02 - 08/10
   ------------ --------------- ----------- ---------------- ------------ ---------------- --------- --------------- ----------
       M-1
   ------------ --------------- ----------- ---------------- ------------ ---------------- --------- --------------- ----------
       M-2
   ------------ --------------- ----------- ---------------- ------------ ---------------- --------- --------------- ----------
        B
   ------------ --------------- ----------- ---------------- ------------ ---------------- --------- --------------- ----------


   To Maturity:
   ------------ --------------- ----------- ---------------- ------------ ---------------- ------------------------------------
                                                                                                  Expected Ratings
                                                                                                  ----------------
                                                                             Expected
                   Expected      Interest   Principal Type   Expected WAL    Principal
      Class        Size(1)         Type                          (yrs)       Window(3)      S&P(2)    Moody's(2)     Fitch(2)
   ------------ --------------- ----------- ---------------- ------------ ---------------- --------- --------------- ----------
      AF-1        $171,000,000   Floating       Senior          1.00       11/02 - 02/05
   ------------ --------------- ----------- ---------------- ------------ ---------------- --------- --------------- ----------
      AF-2         $50,000,000    Fixed         Senior          3.00       02/05 - 02/07
   ------------ --------------- ----------- ---------------- ------------ ---------------- --------- --------------- ----------
      AF-3         $22,000,000    Fixed         Senior          5.02       02/07 - 09/08
   ------------ --------------- ----------- ---------------- ------------ ---------------- --------- --------------- ----------
      AF-4         $17,658,000    Fixed         Senior          6.76       09/08 - 09/10
   ------------ --------------- ----------- ---------------- ------------ ---------------- --------- --------------- ----------
      AV-1        $166,230,000   Floating       Senior          3.40       11/02 - 10/18
   ------------ --------------- ----------- ---------------- ------------ ---------------- --------- --------------- ----------
       M-1
   ------------ --------------- ----------- ---------------- ------------ ---------------- --------- --------------- ----------
       M-2
   ------------ --------------- ----------- ---------------- ------------ ---------------- --------- --------------- ----------
        B
   ------------ --------------- ----------- ---------------- ------------ ---------------- --------- --------------- ----------

(1)Subject to a permitted variance in the aggregate of plus or minus 5%.
(2)Freddie Mac Guarantee
(3)The Last Scheduled Distribution Date for the Freddie Mac Structured Pass-Through Certificates, Series T-[052] is expected to be the Distribution Date in [November 2032], which is the Distribution Date following the maturity date of the latest maturing loan in the Mortgage Loan Pool.

--------------------------------------------------------------------------------
Recipients must read the information contained in "Statement Regarding The Computational Materials" herein. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Wachovia Securities account representative, as applicable, for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the Offering Documents. Neither the issuer of the securities nor Freddie Mac has prepared, reviewed or participated in the preparation of the Computational Materials. Neither the issuer of the securities nor Freddie Mac is responsible for the accuracy of the Computational Material, nor has either authorized the dissemination of thereof. The Underwriter is acting as underwriter and not as an agent for the issue of the securities in connection with the proposed transaction.
--------------------------------------------------------------------------------

Subject to Revision - Computational Materials Dated October 16, 2002

                                    Structure
                                    ---------


|X| The Freddie Mac Structured Pass-Through Certificates ("FSPC T-[052] Certificates") represent pass-through interest in certain securities issued by the underlying trust ("Freddie Mac Certificates"). Each class of FSPC T-[052] Certificates bears interest at the same rate and at all times has the same principal balance as its corresponding class of Freddie Mac Certificates.
|X| The margin on the Class AV-1 Certificates, which will be set at pricing, will double after the Optional Termination Date. The pass-through rate on the Class AF-4 Certificates will increase by 0.50% per annum after the Optional Termination Date.
|X| The pass-through rate on the Class AF-1, Class AF-2, Class AF-3 and Class AF-4 Certificates are subject to the Pool Cap described herein. The pass-through rate on the Class AV-1 Certificates are subject to the Class AV-1 Cap described herein.
|X| The Freddie Mac Certificates are subject to optional termination as described in "Optional Termination Date" herein. If the right to terminate is not exercised, then the FSPC T-[052] Certificates will be subject to repurchase by Freddie Mac once their certificate principal balance has been reduced to less than 1% of their original certificate principal balance.
|X|  The FSPC T-[052] Certificates will be guaranteed by Freddie Mac.


                                  Pricing Speed
                                  -------------


Fixed Rate Mortgage Loans: 100% PPC assumes that prepayments start at 4% CPR in the first month, increase by approximately 1.727% each month to 23% CPR in month twelve, and remain constant at 23% CPR each month thereafter.

Adjustable Rate Mortgage Loans:  100% PPC assumes 28% CPR

--------------------------------------------------------------------------------
Recipients must read the information contained in "Statement Regarding The Computational Materials" herein. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Wachovia Securities account representative, as applicable, for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the Offering Documents. Neither the issuer of the securities nor Freddie Mac has prepared, reviewed or participated in the preparation of the Computational Materials. Neither the issuer of the securities nor Freddie Mac is responsible for the accuracy of the Computational Material, nor has either authorized the dissemination of thereof. The Underwriter is acting as underwriter and not as an agent for the issue of the securities in connection with the proposed transaction.
--------------------------------------------------------------------------------

Subject to Revision - Computational Materials Dated October 16, 2002



     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2002-5
     ----------------------------------------------------------------------






   To 10% Clean-up Call:
   ------------ --------------- ----------- ---------------- ------------ ---------------- --------------------------------
                                                                                                  Expected Ratings
                                                                                                  ----------------
                                                                             Expected
                   Expected      Interest   Principal Type   Expected WAL    Principal
      Class        Size(1)         Type                          (yrs)       Window(2)        S&P       Moody's      Fitch
   ------------ --------------- ----------- ---------------- ------------ ----------------- -------- ------------ ---------
      AF-1        $171,000,000   Floating       Senior          1.00       11/02 - 02/05
   ------------ --------------- ----------- ---------------- ------------ ---------------- --------- ------------ ---------
      AF-2         $50,000,000    Fixed         Senior          3.00       02/05 - 02/07
   ------------ --------------- ----------- ---------------- ------------ ---------------- --------- ------------ ---------
      AF-3         $22,000,000    Fixed         Senior          5.02       02/07 - 09/08
   ------------ --------------- ----------- ---------------- ------------ ---------------- --------- ------------ ---------
      AF-4         $17,658,000    Fixed         Senior          6.76       09/08 - 08/10
   ------------ --------------- ----------- ---------------- ------------ ---------------- --------- ------------ ---------
      AV-1        $166,230,000   Floating       Senior          2.90       11/02 - 08/10
   ------------ --------------- ----------- ---------------- ------------ ---------------- --------- ------------ ---------
       M-1         $35,787,000    Fixed        Mezzanine        5.23       02/06 - 08/10      AA         Aa2         AA
   ------------ --------------- ----------- ---------------- ------------ ---------------- --------- ------------ ---------
       M-2         $29,396,000    Fixed        Mezzanine        5.18       12/05 - 08/10      A          A2          A
   ------------ --------------- ----------- ---------------- ------------ ---------------- --------- ------------ ---------
        B          $19,171,000    Fixed       Subordinate       5.16       11/05 - 08/10     BBB        Baa2        BBB
   ------------ --------------- ----------- ---------------- ------------ ---------------- --------- ------------ ---------

   To Maturity:
   ------------ --------------- ----------- ---------------- ------------ ---------------- --------------------------------
                                                                                                  Expected Ratings
                                                                                                  ----------------
                                                                             Expected
                   Expected      Interest   Principal Type   Expected WAL    Principal
      Class        Size(1)         Type                          (yrs)       Window(2)        S&P       Moody's      Fitch
   ------------ --------------- ----------- ---------------- ------------ ----------------- -------- ------------ ---------
      AF-1        $171,000,000   Floating       Senior          1.00       11/02 - 02/05
   ------------ --------------- ----------- ---------------- ------------ ---------------- --------- ------------ ---------
      AF-2         $50,000,000    Fixed         Senior          3.00       02/05 - 02/07
   ------------ --------------- ----------- ---------------- ------------ ---------------- --------- ------------ ---------
      AF-3         $22,000,000    Fixed         Senior          5.02       02/07 - 09/08
   ------------ --------------- ----------- ---------------- ------------ ---------------- --------- ------------ ---------
      AF-4         $17,658,000    Fixed         Senior          6.76       09/08 - 09/10
   ------------ --------------- ----------- ---------------- ------------ ---------------- --------- ------------ ---------
      AV-1        $166,230,000   Floating       Senior          3.40       11/02 - 10/18
   ------------ --------------- ----------- ---------------- ------------ ---------------- --------- ------------ ---------
       M-1         $35,787,000    Fixed        Mezzanine        5.77       02/06 - 01/17      AA         Aa2         AA
   ------------ --------------- ----------- ---------------- ------------ ---------------- --------- ------------ ---------
       M-2         $29,396,000    Fixed        Mezzanine        5.68       12/05 - 02/16      A          A2          A
   ------------ --------------- ----------- ---------------- ------------ ---------------- --------- ------------ ---------
        B          $19,171,000    Fixed       Subordinate       5.55       11/05 - 06/14     BBB        Baa2        BBB
   ------------ --------------- ----------- ---------------- ------------ ---------------- --------- ------------ ---------

(1)Subject to a permitted variance in the aggregate of plus or minus 5%.
(2)The Last Scheduled Distribution Date for the Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2002-5 is expected to be the Distribution Date in [November 2032], which is the Distribution Date following the maturity date of the latest maturing loan in the Mortgage Loan Pool.


--------------------------------------------------------------------------------
Recipients must read the information contained in "Statement Regarding The Computational Materials" herein. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Wachovia Securities account representative, as applicable, for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the Offering Documents. Neither the issuer of the securities nor Freddie Mac has prepared, reviewed or participated in the preparation of the Computational Materials. Neither the issuer of the securities nor Freddie Mac is responsible for the accuracy of the Computational Material, nor has either authorized the dissemination of thereof. The Underwriter is acting as underwriter and not as an agent for the issue of the securities in connection with the proposed transaction.
--------------------------------------------------------------------------------

Subject to Revision - Computational Materials Dated October 16, 2002


                                    Structure
                                    ---------

|X| A senior/subordinate structure whereby realized losses on the underlying mortgage loans will be allocated in the following order of priority: (i) excess interest, (ii) to the overcollateralization amount described herein,
     (iii) to the Class B Certificates,  (iv) to the Class M-2 Certificates, and
     (v) to the Class M-1 Certificates.
|X| The Class M-1, Class M-2 and Class B Certificates are backed by the cash flow from the Group I Mortgage Loans and the Group II Mortgage Loans (as described herein).
|X| The pass-through rate on the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class M-1, Class M-2 and Class B Certificates are subject to the Pool Cap described herein. The pass-through rate on the Class AV-1 Certificates are subject to the Class AV-1 Cap described herein.
|X| The pass-through rate on the Class AF-4, Class M-1, Class M-2 and Class B Certificates will increase by 0.50% per annum after the Optional Termination Date. The margin on the Class AV-1 Certificates, which will be set at pricing, will double after the Optional Termination Date.
|X| The Class M-1, Class M-2 and Class B Certificates are not expected to receive principal distributions until the Stepdown Date, as defined herein.
|X| A reserve fund, funded by a yield maintenance agreement, will be established to support the Class AV-1 Certificates.



                                  Pricing Speed
                                  -------------


Fixed Rate Mortgage Loans: 100% PPC assumes that prepayments start at 4% CPR in the first month, increase by approximately 1.727% each month to 23% CPR in month twelve, and remain constant at 23% CPR each month thereafter.

Adjustable Rate Mortgage Loans:  100% PPC assumes 28% CPR.



--------------------------------------------------------------------------------
Recipients must read the information contained in "Statement Regarding The Computational Materials" herein. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Wachovia Securities account representative, as applicable, for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the Offering Documents. Neither the issuer of the securities nor Freddie Mac has prepared, reviewed or participated in the preparation of the Computational Materials. Neither the issuer of the securities nor Freddie Mac is responsible for the accuracy of the Computational Material, nor has either authorized the dissemination of thereof. The Underwriter is acting as underwriter and not as an agent for the issue of the securities in connection with the proposed transaction.
--------------------------------------------------------------------------------

Subject to Revision - Computational Materials Dated October 16, 2002

                          Wachovia Securities Contacts
                          ----------------------------

    Trading / Syndicate     Phone              E-mail
    -------------------     -----              ------
    Chris Choka             (704) 383-8267     chris.choka@wachovia.com
    Mark Adamson            (704) 383-7727     mark.adamson@wachovia.com

    Mortgage Finance
    ----------------
    Mike Ciuffo             (704) 715-1170     michael.ciuffo@wachovia.com
    Sharvin Setoodeh        (704) 715-7632     sharvin.setoodeh@wachovia.com
    Sean Walker             (704) 374-4398     sean.walker@wachovia.com
    David Lyle              (704) 715-8131     david.lyle@wachovia.com

    Structuring
    -----------
    Serkan Erikci           (704) 715-1263     serkan.erikci@wachovia.com

    Collateral Analytics
    --------------------
    Paul Lopansri           (704) 374-3490     paul.lopansri@wachovia.com

    ABS Research
    ------------
    Inna Koren              (212) 909-0082     inna.koren@wachovia.com


--------------------------------------------------------------------------------
Recipients must read the information contained in "Statement Regarding The Computational Materials" herein. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Wachovia Securities account representative, as applicable, for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the Offering Documents. Neither the issuer of the securities nor Freddie Mac has prepared, reviewed or participated in the preparation of the Computational Materials. Neither the issuer of the securities nor Freddie Mac is responsible for the accuracy of the Computational Material, nor has either authorized the dissemination of thereof. The Underwriter is acting as underwriter and not as an agent for the issue of the securities in connection with the proposed transaction.
--------------------------------------------------------------------------------

Subject to Revision - Computational Materials Dated October 16, 2002

                                SUMMARY OF TERMS
                                ----------------

Title of Securities:          Freddie Mac Structured Pass-Through  Certificates,
                              Series  T-[052] and Equity One ABS, Inc.  Mortgage
                              Pass-Through Certificates, Series 2002-5.

Offered Certificates:         Class AF-1, Class AF-2, Class AF-3, Class AF-4 and
                              Class AV-1 Certificates (the "Senior Certificates"
                              or the "Freddie Mac Certificates");  Class M-1 and
                              Class    M-2    Certificates    (the    "Mezzanine
                              Certificates" or "Class M Certificates"),  Class B
                              Certificates (the "Class B Certificates" and, together with the Mezzanine Certificates, the "Subordinated Certificates").

Non-Offered Certificates:     Class R and Class X Certificates.

Seller:                       Equity One, Inc. and certain of its subsidiaries.

Servicer:                     Equity One, Inc.

Depositor:                    Equity One ABS, Inc.

Trustee & Custodian:          JPMorgan Chase Bank.

Rating Agencies:              Moody's  Investors  Service,   Inc.   ("Moody's"),
                              Standard and Poor's  Rating  Services  ("S&P") and
                              Fitch Ratings ("Fitch").

Guarantor:                    Federal Home Loan Mortgage  Corporation  ("Freddie
                              Mac")  will   guarantee  the  timely   payment  of
                              interest and the ultimate payment of principal on the FSPC T-[052] Certificates only. The payments and proceeds on the FSPC T-[052] Certificates are not debts or obligations of the United States or any Federal agency or instrumentality other than Freddie Mac.

Underwriter:                  Wachovia Securities, Inc.

Closing Date:                 On or about November 7, 2002.

Registration:                 DTC,  Clearstream,  Luxembourg  and the  Euroclear
                              System.

Accrued Interest:             The Class  AF-1 and Class AV-1  Certificates  will
                              settle with no accrued interest (settle flat) and the Class AF-2, Class AF-3, Class AF-4, Class M-1,
                              Class M-2 and Class B Certificates will settle with accrued interest.

Distribution Date:            The  25th of each  month,  or if such day is not a
                              business day, the next succeeding business day, commencing on November 25, 2002.

--------------------------------------------------------------------------------
Recipients must read the information contained in "Statement Regarding The Computational Materials" herein. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Wachovia Securities account representative, as applicable, for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the Offering Documents. Neither the issuer of the securities nor Freddie Mac has prepared, reviewed or participated in the preparation of the Computational Materials. Neither the issuer of the securities nor Freddie Mac is responsible for the accuracy of the Computational Material, nor has either authorized the dissemination of thereof. The Underwriter is acting as underwriter and not as an agent for the issue of the securities in connection with the proposed transaction.
--------------------------------------------------------------------------------

Subject to Revision - Computational Materials Dated October 16, 2002


Record Date:                  With  respect  to the Class  AF-1 and  Class  AV-1
                              Certificates,  the last  business day prior to the
                              applicable  Distribution Date. With respect to the
                              Class  AF-2,  Class AF-3,  Class AF-4,  Class M-1,
                              Class  M-2 and  Class  B  Certificates,  the  last
                              business day in the month preceding the applicable
                              Distribution  Date. With respect to the Class AF-1
                              and Class AV-1  Certificates,  the Record Date for
                              the first  Distribution  Date is the last business
                              day  prior to the  Distribution  Date in  November
                              2002. With respect to the Class AF-2,  Class AF-3,
                              Class  AF-4,  Class  M-1,  Class  M-2 and  Class B
                              Certificates,   the  Record  Date  for  the  first
                              Distribution Date is the Closing Date.

Payment Delay:                None   for  the   Class   AF-1  and   Class   AV-1
                              Certificates and 24 days for the Class AF-2, Class
                              AF-3, Class AF-4, Class M-1, Class M-2 and Class B
                              Certificates.

Day Count:                    With  respect  to the Class  AF-1 and  Class  AV-1
                              Certificates, actual/360, and with respect to the Class AF-2, Class AF-3, Class AF-4, Class M-1,
                              Class M-2 and Class B Certificates, 30/360.

Trustee Fee:                  With  respect  to  each  Distribution   Date,  the
                              Trustee will be entitled to a Trustee Fee equal to 1/12 of 0.02% of the aggregate principal balance of the mortgage loans, plus any reimbursable amounts.

Servicing Fee:                With  respect  to  each  Distribution   Date,  the
                              Servicer will be entitled to a Servicing Fee equal
                              to  1/12  of  0.50%  of  the  aggregate  principal
                              balance   of  the   mortgage   loans,   plus   any
                              reimbursable amounts.

Guarantee Fee:                With  respect  to  each  Distribution   Date,  the
                              Guarantor will be entitled to a Guarantee Fee that
                              will  be  calculated  on the  aggregate  principal
                              balance  of  the  Freddie  Mac   Certificates  and
                              payable monthly.

Optional Termination Date:    Any  Distribution  Date  on  or  after  which  the
                              aggregate principal balance of the mortgage loans declines to 10% or less of the aggregate principal balance of the mortgage loans as of the Cut-off
                              Date ("Cut-off Date Principal Balance").

Denomination:                 $25,000  minimum and multiples of $1,000 in excess
                              thereof.

ERISA Eligibility:            The  Offered  Certificates  may  be  purchased  by
                              employee benefit plans that are subject to ERISA, so long as the plan is a "Qualified Plan Investor" and certain conditions are met.

SMMEA Eligibility:            The  FSPC  T-[052]  Certificates  should  be SMMEA
                              eligible.  The  Class  M-1,  Class M-2 and Class B
                              Certificates will not be SMMEA eligible.

Tax Status:                   The Trust  will elect to be treated as one or more
                              real   estate   mortgage    investment    conduits
                              ("REMICs")  for federal  income tax purposes.  The
                              Offered Certificates, excluding any associated rights to receive payments from the Net WAC Cap
                              Account or the reserve fund, will be designated as "regular interests" in a REMIC. Certificateholders will include interest on the Offered Certificates as income in accordance with an accrual method of accounting.

Cut-off Date:                 Close of business on September 30, 2002.

--------------------------------------------------------------------------------
Recipients must read the information contained in "Statement Regarding The Computational Materials" herein. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Wachovia Securities account representative, as applicable, for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the Offering Documents. Neither the issuer of the securities nor Freddie Mac has prepared, reviewed or participated in the preparation of the Computational Materials. Neither the issuer of the securities nor Freddie Mac is responsible for the accuracy of the Computational Material, nor has either authorized the dissemination of thereof. The Underwriter is acting as underwriter and not as an agent for the issue of the securities in connection with the proposed transaction.
--------------------------------------------------------------------------------

Subject to Revision - Computational Materials Dated October 16, 2002

Mortgage Loan Pool:           The  mortgage  loan  pool  will  consist  of 6,112
                              closed-end   mortgage   loans  with  an  aggregate
                              principal  balance of  approximately  $511,242,780
                              (the  "Total  Mortgage  Loans") as of the  Cut-off
                              Date.  The Total  Mortgage  Loans  will be divided
                              into  two  loan  groups,  Group  I and  Group  II.
                              Mortgage  loans that comprise Group I are referred
                              to  herein as the  "Group I  Mortgage  Loans"  and
                              mortgage loans that comprise Group II are referred
                              to herein as the "Group II  Mortgage  Loans."  The
                              Group I Mortgage Loans will consist of 4,715 fixed
                              rate  mortgage  loans with an aggregate  principal
                              balance of  approximately  $345,012,987  as of the
                              Cut-off  Date.  The Group II  Mortgage  Loans will
                              consist of 1,397  adjustable  rate mortgage  loans
                              with   an   aggregate    principal    balance   of
                              approximately $166,229,793 as of the Cut-off Date.

                              The Group I Mortgage Loans are secured by first and second liens on one- to four-family dwellings and the Group II Mortgage Loans are secured by first liens on one- to four-family dwellings. Mortgage loans secured by one- to four-family dwellings are referred to herein as "Residential Loans."

                              Both Group I and Group II consist exclusively of mortgage loans with agency conforming balances. Additionally, none of the Group I Mortgage Loans or Group II Mortgage Loans are high cost mortgage loans pursuant to the Home Ownership and Equity Protection Act, called HOEPA.

                              The collateral information presented in these Computational Materials regarding the mortgage loan pool is approximate and is as of the Cut-off Date, unless indicated otherwise.

Servicer Advances:            The  Servicer  is  required  to advance  scheduled
                              principal and interest (net of the Servicing Fee) for any delinquent mortgage loan, but is not required to make any advance that it deems to be non-recoverable.

Collection Period:            With respect to any  Distribution  Date, means the
                              calendar month prior to the month in which such Distribution Date occurs.

Credit Enhancement:           Credit  enhancement  will be  provided  by  excess
                              interest, overcollateralization, subordination, or for the FSPC T-[052] Certificates only, a Freddie
                              Mac Guarantee. In addition, the trust will include a yield maintenance agreement for the benefit of the Class AV-1 Certificates and the corresponding class of FSPC T-[052] Certificates.

                              Excess Interest. The weighted average mortgage interest rate on the mortgage loans is generally expected to be higher than the sum of (a) the
                              Servicing  Fee,  (b)  the  Trustee  Fee,  (c)  the
                              weighted average pass-through rate on the certificates and (d) the Guarantee Fee for the related class of certificates, which results in excess interest. On each Distribution Date, excess interest generated during the related Collection Period will be available to cover losses and build overcollateralization on such Distribution Date.

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Recipients must read the information contained in "Statement Regarding The Computational Materials" herein. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Wachovia Securities account representative, as applicable, for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the Offering Documents. Neither the issuer of the securities nor Freddie Mac has prepared, reviewed or participated in the preparation of the Computational Materials. Neither the issuer of the securities nor Freddie Mac is responsible for the accuracy of the Computational Material, nor has either authorized the dissemination of thereof. The Underwriter is acting as underwriter and not as an agent for the issue of the securities in connection with the proposed transaction.
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Subject to Revision - Computational Materials Dated October 16, 2002

                              Overcollateralization. Excess interest will be applied, to the extent available, to make accelerated payments of principal to the certificates then entitled to receive payments of principal. Such application will cause the aggregate principal balance of the certificates to amortize more rapidly than the principal balance of the mortgage loans, resulting in overcollateralization. Overcollateralization, to the extent it is  available  will be used to cover
                              losses      on      the      mortgage       loans.
                              Overcollateralization shall initially be zero and grow to a target of approximately [4.50]% of the Cut-off Date Principal Balance. On and after the Stepdown Date, the overcollateralization amount shall equal the lesser of (1) approximately [4.50]% of the Cut-off Date Principal Balance and
                              (2) the greater of (x) approximately [9.00]% of the aggregate principal balance of the mortgage loans as of the last day of the related due period and (x) 0.50% of the Cut-off Date Principal Balance.

                              Subordination. The Class M-1, Class M-2 and Class B Certificates are subordinate to and provide credit enhancement for the Senior Certificates. The Class M-2 and Class B Certificates are subordinate to and provide credit enhancement for the Class M-1 Certificates. The Class B Certificates are subordinate to and provide credit enhancement for the Class M-2 Certificates.

                              Expected Credit Support:

                              --------------------------------------------------
                              Class             Initial*    After Stepdown Date*
                              --------------------------------------------------
                              Class A           [16.50]%             [42.00]%
                              Class M-1          [9.50]%             [28.00]%
                              Class M-2          [3.75]%             [16.50]%
                              Class B               -                [9.00]%
                              --------------------------------------------------

                              * Approximate

Freddie Mac Guarantee:        Freddie  Mac  will  guarantee  timely  payment  of
                              interest on the FSPC T-[052]  Certificates  at the
                              applicable pass-through rate, subject to the Class
                              AV-1 Cap or Pool Cap,  which  ever is  applicable.
                              Freddie  Mac  will  also  guarantee  the  ultimate
                              payment   of   principal   on  the  FSPC   T-[052]
                              Certificates. These payments are not guaranteed by and are not debts or obligations of the United
                              States or any federal agency or instrumentality other than Freddie Mac. Freddie Mac will not guarantee the payment of any basis risk carryover amounts.

Yield Maintenance Agreement:  The  trust  will   include  a  yield   maintenance
                              agreement between a third party and the Trustee on
                              behalf  of  the   holders   of  the   Class   AV-1
                              Certificates. Payments under the yield maintenance
                              agreement  will be deposited  into a reserve fund.
                              On  each  Distribution  Date,  to  the  extent  of
                              amounts  in  the  reserve  fund,   funds  will  be
                              withdrawn from the reserve fund and distributed to the Class AV-1 Certificates to cover any interest and principal that was not covered by excess interest and to cover certain amounts owed to the Class AV-1 Certificates from prior Distribution
                              Dates as a result of limiting their pass-through rate to the Class AV-1 Cap.

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Recipients must read the information contained in "Statement Regarding The Computational Materials" herein. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Wachovia Securities account representative, as applicable, for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the Offering Documents. Neither the issuer of the securities nor Freddie Mac has prepared, reviewed or participated in the preparation of the Computational Materials. Neither the issuer of the securities nor Freddie Mac is responsible for the accuracy of the Computational Material, nor has either authorized the dissemination of thereof. The Underwriter is acting as underwriter and not as an agent for the issue of the securities in connection with the proposed transaction.
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Subject to Revision - Computational Materials Dated October 16, 2002

                             INTEREST DISTRIBUTIONS
                             ----------------------

Interest Accrual Period:      For  each  Distribution  Date  and  each  class of
                              Offered  Certificates,  other  than the Class AF-1
                              Certificates and the Class AV-1 Certificates,  the
                              Interest Accrual Period will be from and including the first day of the calendar month preceding the related Distribution Date to and including the last day of such month, and all calculations of interest will be made on the basis of a 360-day year assumed to consist of twelve 30-day months.

                              With respect to the Class AF-1 Certificates and the Class AV-1 Certificates, the Interest Accrual Period for any Distribution Date will be the period from the preceding Distribution Date (or in the case of the first Distribution Date, from the Closing Date) to the day prior to such Distribution Date, and all calculations of interest will be made on the basis of the actual number of days in the Interest Accrual Period and a 360-day year.

Interest Distributions:       On each Distribution  Date,  interest collected on
                              the  mortgage   loans  will  be  remitted  in  the
                              following   order  of  priority,   to  the  extent
                              available:

                              first, to the Guarantor, the monthly Guarantee Fee and any unreimbursed payments owed it;


                              second, to the Trustee, the Trustee Fee and any unpaid amounts owed to the Trustee;

                              third, to the Servicer, the Serving Fee and any unpaid amounts owed to the Servicer;

                              fourth, concurrently, to the Class AF-1, Class AF-2, Class AF-3, Class AF-4 and Class AV-1 Certificates, pro rata, the applicable Interest Distribution Amount for such Distribution Date;

                              fifth, concurrently, to the Class AF-1, Class AF-2, Class AF-3, Class AF-4 and Class AV-1 Certificates, pro rata, the applicable unpaid interest amounts, if any;

                              sixth,   to  the  Class  M-1   Certificates,   the
                              applicable Interest Distribution Amount for such Distribution Date;

                              seventh,  to  the  Class  M-2  Certificates,   the
                              applicable Interest Distribution Amount for such Distribution Date;

                              eighth,   to  the   Class  B   Certificates,   the
                              applicable Interest Distribution Amount for such Distribution Date;

                              ninth, any remaining amount to be applied as the "Monthly Excess Interest Amount" described herein;

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Recipients must read the information contained in "Statement Regarding The Computational Materials" herein. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Wachovia Securities account representative, as applicable, for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the Offering Documents. Neither the issuer of the securities nor Freddie Mac has prepared, reviewed or participated in the preparation of the Computational Materials. Neither the issuer of the securities nor Freddie Mac is responsible for the accuracy of the Computational Material, nor has either authorized the dissemination of thereof. The Underwriter is acting as underwriter and not as an agent for the issue of the securities in connection with the proposed transaction.
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Subject to Revision - Computational Materials Dated October 16, 2002

                              tenth, the amount, if any, remaining after applications with respect to the priorities set forth above will be used to pay unpaid interest amounts and realized losses; and;

                              eleventh, to the Class X and Class R Certificates, any remaining amounts as described in the Pooling and Servicing Agreement.

Interest Distribution Amount: For each  class of Offered  Certificates  and each
                              Distribution Date, the "Interest Distribution Amount" means an amount equal to the interest accrued during the related Interest Accrual Period on the certificate principal balance of such class of certificates, minus each class' Interest Percentage of shortfalls caused by the Relief Act or prepayment interest shortfalls not covered by the Servicer for such Distribution Date.

Class AV-1 Cap:               For any  Distribution  Date will  equal the sum of
                              (i) the Pool Cap and (ii) a fraction (expressed as a percentage) (A) the numerator of which is the lesser of (1) the product of the excess, if any, of the weighted average Net Mortgage Rate of the Group II Mortgage Loans over the Pool Cap and the certificate principal balance of the Class AV-1
                              Certificates (prior to the distribution of any principal on such Distribution Date) and (2) the sum of (a) the product of the excess, if any, of the Pool Cap over the weighted average of the Pass-Through Rates of the Certificates (other than the Class AV-1 and Class X Certificates) (weighted on the basis of their respective certificate principal balances prior to the distribution of any principal on such Distribution Date) and the aggregate certificate principal balance of the Certificates (other than the Class AV-1 and Class
                              X  Certificates)  and (b) the  product of the Pool
                              Cap and the overcollateralization amount for such Distribution Date (adjusted to account for the actual number of days in the Interest Accrual
                              Period) and (B) the denominator of which is the certificate principal balance of the Class AV-1
                              Certificates.


Pool Cap:                     For any Distribution  Date will equal the weighted
                              average of the Net Mortgage Rates, weighted on the basis of the mortgage loan balances as of the first day of the related Collection Period. The
                              Net Mortgage Rate of any mortgage loan is its mortgage rate, less the sum of the Servicing Fee, the Trustee Fee and the Guarantee Fee.

Class AV-1 Carryover:         With respect to any Distribution Date on which the
                              Class  AV-1 Pass  Through  Rate is  subject to the
                              Class AV-1 Cap, the Class AV-1 Certificates will be entitled to receive, from amounts otherwise paid to the Class X Certificates, an amount equal to the product of (a) the excess of (i) the Pass-Through Rate the Class AV-1 Certificates would have received if they were not subject to the Class AV-1 Cap (subject to a maximum rate of [14]%), minus (ii) the Class AV-1 Cap, and (b) the certificate principal balance of the Class AV-1
                              Certificates.

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Recipients must read the information contained in "Statement Regarding The Computational Materials" herein. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Wachovia Securities account representative, as applicable, for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the Offering Documents. Neither the issuer of the securities nor Freddie Mac has prepared, reviewed or participated in the preparation of the Computational Materials. Neither the issuer of the securities nor Freddie Mac is responsible for the accuracy of the Computational Material, nor has either authorized the dissemination of thereof. The Underwriter is acting as underwriter and not as an agent for the issue of the securities in connection with the proposed transaction.
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Subject to Revision - Computational Materials Dated October 16, 2002

Class AF-1 Carryover:         With respect to any Distribution Date on which the
                              Class  AF-1  Pass-Through  Rate is  subject to the
                              Pool Cap,  the  Class  AF-1  Certificates  will be
                              entitled to receive,  from amounts  otherwise paid
                              to the Class X  Certificates,  an amount  equal to
                              the   product   of  (a)  the  excess  of  (i)  the
                              Pass-Through Rate the Class AF-1 Certificates would have received if they were not subject to the Pool Cap (subject to a maximum rate of [10]%), minus (ii) the Pool Cap, and (b) the certificate principal balance of the Class AF-1 Certificates.

Pass-Through Rate:            With  respect  to the Class  AF-1 and  Class  AV-1
                              Certificates  and  any  Distribution  Date,  a per
                              annum  rate  equal  to  One-Month  LIBOR  for  the
                              related  Interest  Accrual  Period  plus a margin,
                              which will be set at pricing.  With respect to the
                              Class  AF-2,  Class AF-3,  Class AF-4,  Class M-1,
                              Class  M-2  and  Class  B  Certificates   and  any
                              Distribution Date, a per annum rate, which will be fixed at pricing.

                              After the Optional Termination Date, the pass-through rate on the Class AF-4, Class M-1, Class M-2 and Class B Certificates will increase by 0.50% per annum and the margin on the Class AV-1 Certificates, which will be set at pricing, will increase by 2x.


                             PRINCIPAL DISTRIBUTIONS
                             -----------------------

Senior Certificate Principal  As of any  Distribution  Date before the  Stepdown
Distribution Amount:          Date or if a Trigger Event is in effect, the Class
                              AF-1,  Class  AF-2,  Class  AF-3  and  Class  AF-4
                              Certificates will be entitled to receive the Group
                              I   Principal    Percentage   of   the   Principal
                              Distribution Amount for such Distribution Date and
                              the Class AV-1  Certificates  will be  entitled to
                              receive the Group II Principal  Percentage  of the
                              Principal    Distribution    Amount    for    such
                              Distribution  Date  in  the  priorities  described
                              below,  until the certificate  principal  balances
                              thereof  have  been  reduced  to  zero.  As of any
                              Distribution  Date on or after the  Stepdown  Date
                              and as long as a Trigger  Event is not in  effect,
                              the  excess  of (x)  the  sum  of the  certificate
                              principal  balances of the Class AV-1, Class AF-1,
                              Class AF-2, Class AF-3 and Class AF-4 Certificates
                              immediately  prior to such  Distribution Date over
                              (y)  the   lesser  of  (A)  the   product  of  (i)
                              approximately [58.00]% and (ii) the Pool Balance as of the last day of the related Collection
                              Period and (B) the Pool Balance as of the last day of the related Collection Period minus the product of (i) approximately 0.50% and (ii) the Pool
                              Balance as of the Cut-off Date.

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Recipients must read the information contained in "Statement Regarding The Computational Materials" herein. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Wachovia Securities account representative, as applicable, for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the Offering Documents. Neither the issuer of the securities nor Freddie Mac has prepared, reviewed or participated in the preparation of the Computational Materials. Neither the issuer of the securities nor Freddie Mac is responsible for the accuracy of the Computational Material, nor has either authorized the dissemination of thereof. The Underwriter is acting as underwriter and not as an agent for the issue of the securities in connection with the proposed transaction.
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Subject to Revision - Computational Materials Dated October 16, 2002

Class M-1 Principal           As  of  any  Distribution  Date  on or  after  the
Distribution Amount:          Stepdown  Date and as long as a  Trigger  Event is
                              not in effect, the excess of (x) the sum of (i) the sum of the certificate principal balances of the Senior Certificates (after taking into account the payment of the Senior Certificate Principal
                              Distribution Amount on such Distribution Date) and
                              (ii) the certificate principal balance of the Class M-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately [72.00]% and (ii) the Pool Balance as of the last day of the related
                              Collection Period and (B) the Pool Balance as of the last day of the related Collection Period minus the product of (i) approximately 0.50% and
                              (ii) the Pool Balance as of the Cut-off Date.

Class M-2 Principal           As  of  any  Distribution  Date  on or  after  the
Distribution Amount:          Stepdown  Date and as long as a  Trigger  Event is
                              not in  effect,  the  excess of (x) the sum of (i)
                              the sum of the certificate  principal  balances of
                              the Senior Certificates (after taking into account
                              the  payment of the Senior  Certificate  Principal
                              Distribution  Amount on such  Distribution  Date),
                              (ii)  the  certificate  principal  balance  of the
                              Class M-1 Certificates  (after taking into account
                              the   payment   of   the   Class   M-1   Principal
                              Distribution Amount on such Distribution Date) and
                              (iii) the certificate principal balance of the Class M-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately [83.50]% and (ii) the Pool Balance as of the last day of the related
                              Collection Period and (B) the Pool Balance as of the last day of the related Collection Period minus the product of (i) approximately 0.50% and
                              (ii) the Pool Balance as of the Cut-off Date.

Class B Principal             As  of  any  Distribution  Date  on or  after  the
Distribution Amount:          Stepdown  Date and as long as a  Trigger  Event is
                              not in  effect,  the  excess of (x) the sum of (i)
                              the sum of the certificate  principal  balances of
                              the Senior Certificates (after taking into account
                              the  payment of the Senior  Certificate  Principal
                              Distribution  Amount on such  Distribution  Date),
                              (ii)  the  certificate  principal  balance  of the
                              Class M-1 Certificates  (after taking into account
                              the   payment   of   the   Class   M-1   Principal
                              Distribution  Amount on such  Distribution  Date),
                              (iii) the  certificate  principal  balance  of the
                              Class M-2 Certificates  (after taking into account
                              the   payment   of   the   Class   M-2   Principal
                              Distribution Amount on such Distribution Date), and (iv) the certificate principal balance of the Class B Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately [91.00]% and (ii) the Pool Balance as of the last day of the related
                              Collection Period and (B) the Pool Balance as of the last day of the related Collection Period minus the product of (i) approximately 0.50% and
                              (ii) the Pool Balance as of the Cut-off Date.

Pool Balance:                 As of any Distribution Date, the sum of the unpaid
                              principal balances of the Group I Mortgage Loans and the Group II Mortgage Loans.

Extra Principal Distribution  As of any Distribution Date, the lesser of (x) the
Amount:                       Monthly   Excess    Interest   Amount   for   such
                              Distribution       Date      and      (y)      the
                              Overcollateralization Deficiency for such Distribution Date.

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Recipients must read the information contained in "Statement Regarding The Computational Materials" herein. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Wachovia Securities account representative, as applicable, for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the Offering Documents. Neither the issuer of the securities nor Freddie Mac has prepared, reviewed or participated in the preparation of the Computational Materials. Neither the issuer of the securities nor Freddie Mac is responsible for the accuracy of the Computational Material, nor has either authorized the dissemination of thereof. The Underwriter is acting as underwriter and not as an agent for the issue of the securities in connection with the proposed transaction.
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Subject to Revision - Computational Materials Dated October 16, 2002

Overcollateralization         As of any Distribution  Date, the excess,  if any,
Deficiency:                   of (x) the Targeted  Overcollateralization  Amount
                              for   such   Distribution   Date   over   (y)  the
                              overcollateralization amount for such Distribution
                              Date,  calculated  for this  purpose  after taking
                              into account the  reduction  on such  Distribution
                              Date of the certificate  principal balances of all
                              classes  of   Certificates   resulting   from  the
                              distribution of the Principal  Distribution Amount
                              (but not the Extra Principal Distribution Amount) on such Distribution Date, but prior to taking into account any applied realized loss amounts on such Distribution Date.

Overcollateralization         With respect to any Distribution  Date on or after
Release Amount:               the Stepdown  Date and as long as a Trigger  Event
                              is not in effect,  the lesser of (x) the Principal
                              Remittance  Amount for such  Distribution Date and
                              (y)   the    excess,    if   any,   of   (i)   the
                              overcollateralization amount for such Distribution
                              Date,   assuming   that  100%  of  the   Principal
                              Remittance   Amount  is  applied  as  a  principal
                              payment on the  Certificates on such  Distribution
                              Date, over (ii) the Targeted Overcollateralization
                              Amount for such Distribution Date. With respect to
                              any Distribution  Date on which a Trigger Event is
                              in  effect,  the   Overcollateralization   Release
                              Amount will be zero.

Principal Distribution        As of any  Distribution  Date,  the sum of (i) the
Amount:                       Principal    Remittance    Amount    (minus    the
                              Overcollateralization  Release Amount, if any) and
                              (ii) the Extra Principal Distribution Amount, if any.

Principal Remittance          With respect to any Distribution  Date, the amount
Amount:                       described in the Pooling and Servicing Agreement.

Stepdown Date:                The earlier to occur of (i) the Distribution  Date
                              on  which  the  aggregate   certificate  principal
                              balance of the Senior  Certificates  is reduced to
                              zero,  and  (ii)  the  later  to  occur of (a) the
                              Distribution  Date in  November  2005  and (b) the
                              first   Distribution  Date  on  which  the  Senior
                              Enhancement Percentage is greater than or equal to the Senior Specified Enhancement Percentage.

Senior Enhancement            For  any  Distribution   Date  is  the  percentage
Percentage:                   obtained  by  dividing  (x)  the  sum of  (i)  the
                              aggregate  certificate  principal  balance  of the
                              Subordinated    Certificates    and    (ii)    the
                              overcollateralization  amount, in each case before
                              taking  into  account  the   distribution  of  the
                              Principal Distribution Amount on such Distribution
                              Date by (y) the pool balance as of the last day of the related Collection Period.

Senior Specified Enhancement  On  any  date  of   determination   thereof  means
Percentage:                   approximately [42.00]%.


Trigger Event:                A Trigger  Event  will be deemed to have  occurred
                              upon the occurrence of certain pool performance related events as specified in the Pooling and Servicing Agreement.

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Recipients must read the information contained in "Statement Regarding The Computational Materials" herein. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Wachovia Securities account representative, as applicable, for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the Offering Documents. Neither the issuer of the securities nor Freddie Mac has prepared, reviewed or participated in the preparation of the Computational Materials. Neither the issuer of the securities nor Freddie Mac is responsible for the accuracy of the Computational Material, nor has either authorized the dissemination of thereof. The Underwriter is acting as underwriter and not as an agent for the issue of the securities in connection with the proposed transaction.
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Subject to Revision - Computational Materials Dated October 16, 2002

Principal Distributions on Prior to the Stepdown Date, the Senior the Senior Certificates: Certificates will receive all principal collected or advanced on the related mortgage loans plus any
                              available excess interest required to maintain the
                              applicable  overcollateralization  target.  On  or
                              after the  Stepdown  Date and  assuming no Trigger
                              Event occurs,  principal distributed to the Senior
                              Certificates  will  be an  amount  such  that  the
                              Senior   Certificates   will  have   approximately
                              [42.00]% of the current balance of the mortgage loans as credit enhancement.

                              Distributions of principal to the Senior Certificates entitled to receive principal on a Distribution Date shall be made such that the Class AF-1, Class AF-2, Class AF-3 and Class AF-4 Certificates will receive sequentially, in that order, the Group I Principal Percentage of the amount to be distributed in respect of principal to the Senior Certificates. The Class AV-1 Certificates will receive the Group II Principal Percentage of the amount to be distributed in respect of principal to the Senior Certificates.

                              The "Group I Principal Percentage," with respect to any Distribution Date and the Class AF-1, Class AF-2, Class AF-3, and Class AF-4 Certificates, will be the percentage equivalent of a fraction, the numerator of which is the amount of principal collections (including any principal advanced by the Servicer) allocable to the Group I Mortgage Loans for the related Collection Period and the denominator of which is the amount of principal collections (including any principal advanced by the Servicer) allocable to the Group I Mortgage Loans and the Group II Mortgage Loans for the related Collection Period.

                              The "Group II Principal Percentage," with respect to any Distribution Date and the Class AV-1 Certificates, will be the percentage equivalent of a fraction, the numerator of which is the amount of principal collections (including any principal advanced by the Servicer) allocable to the Group II Mortgage Loans for the related Collection Period and the denominator of which is the amount of principal collections (including any principal advanced by the Servicer) allocable to the Group I Mortgage Loans and the Group II Mortgage Loans for the related Collection Period.

Principal Distributions on    Distributions  of  principal  to the  Subordinated
the Subordinated              Certificates  entitled to receive  principal  on a
Certificates:                 Distribution  Date  shall  be made  such  that the
                              Class M-1, Class M-2 and Class B Certificates will
                              receive sequentially, in that order, the Principal
                              Distribution   Amount  remaining  after  principal
                              distributions have been made in respect of the Senior Certificates.

                              The Subordinated Certificates will not receive principal until on or after the Stepdown Date as defined herein. Thereafter, assuming no Trigger Event occurs, principal will be distributed among the Subordinated Certificates to maintain, in each case, approximately 2x such class' respective expected initial credit support percentage described in "Credit Enhancement" herein.

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Recipients must read the information contained in "Statement Regarding The Computational Materials" herein. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Wachovia Securities account representative, as applicable, for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the Offering Documents. Neither the issuer of the securities nor Freddie Mac has prepared, reviewed or participated in the preparation of the Computational Materials. Neither the issuer of the securities nor Freddie Mac is responsible for the accuracy of the Computational Material, nor has either authorized the dissemination of thereof. The Underwriter is acting as underwriter and not as an agent for the issue of the securities in connection with the proposed transaction.
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Subject to Revision - Computational Materials Dated October 16, 2002

Application of Monthly        On any  Distribution  Date, the sum of the Monthly
Excess Cashflow Amounts:      Excess Interest Amount, the  Overcollateralization
                              Release  Amount and any  portion of the  Principal
                              Distribution    Amount    (without    duplication)
                              remaining  after  principal  distributions  on the
                              Offered   Certificates   is  the  "Monthly  Excess
                              Cashflow Amount", which is required to be applied in the following order of priority (the "Monthly
                              Excess Cashflow  Allocation") on such Distribution
                              Date:

                              first, to the Guarantor, any unreimbursed amounts owed;

                              second, to the Class AF-1, Class AF-2, Class AF-3, Class AF-4 and Class AV-1 Certificates, pro rata, any remaining applicable Interest Distribution Amount for such Distribution Date;

                              third, to the Class AF-1, Class AF-2, Class AF-3, Class AF-4 and Class AV-1 Certificates, pro rata, the remaining unpaid interest amounts for the classes of Senior Certificates, if any;

                              fourth, to fund the Extra Principal Distribution Amount for such Distribution Date;

                              fifth,   to  the  Class  M-1   Certificates,   any
                              remaining Interest Distribution Amount for such Distribution Date;

                              sixth,   to  the  Class  M-1   Certificates,   the
                              applicable unpaid interest amounts, if any;

                              seventh,  to  the  Class  M-1  Certificates,   the
                              applicable applied realized loss amount for such Distribution Date;

                              eighth,  to  the  Class  M-2   Certificates,   any
                              remaining Interest Distribution Amount for such Distribution Date;

                              ninth,   to  the  Class  M-2   Certificates,   the
                              applicable unpaid interest amounts, if any;

                              tenth, to the Class M-2, the applicable applied realized loss amount for such Distribution Date;

                              eleventh,   to  the  Class  B  Certificates,   any
                              remaining Interest Distribution Amount for such Distribution Date;

                              twelfth,   to  the  Class  B   Certificates,   the
                              applicable unpaid interest amounts, if any;

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Recipients must read the information contained in "Statement Regarding The Computational Materials" herein. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Wachovia Securities account representative, as applicable, for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the Offering Documents. Neither the issuer of the securities nor Freddie Mac has prepared, reviewed or participated in the preparation of the Computational Materials. Neither the issuer of the securities nor Freddie Mac is responsible for the accuracy of the Computational Material, nor has either authorized the dissemination of thereof. The Underwriter is acting as underwriter and not as an agent for the issue of the securities in connection with the proposed transaction.
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Subject to Revision - Computational Materials Dated October 16, 2002

                              thirteenth, to the Class B Certificates, the applicable applied realized loss amount for such Distribution Date;

                              fourteenth, from amounts payable to the Class X Certificates, any Class AV-1 Carryover or Class AF-1 Carryover in the order specified in the Pooling and Servicing Agreement; and

                              fifteenth, to fund distributions to the holders of the Class X and Class R Certificates in the amounts specified in the Pooling and Servicing Agreement.


--------------------------------------------------------------------------------
Recipients must read the information contained in "Statement Regarding The Computational Materials" herein. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Wachovia Securities account representative, as applicable, for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the Offering Documents. Neither the issuer of the securities nor Freddie Mac has prepared, reviewed or participated in the preparation of the Computational Materials. Neither the issuer of the securities nor Freddie Mac is responsible for the accuracy of the Computational Material, nor has either authorized the dissemination of thereof. The Underwriter is acting as underwriter and not as an agent for the issue of the securities in connection with the proposed transaction.
--------------------------------------------------------------------------------

Subject to Revision - Computational Materials Dated October 16, 2002

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                              TOTAL MORTGAGE LOANS

         Summary Statistics
         ----------------------------------------------------------------------
         Number of Mortgage Loans                                        6,112
         Cut-Off Date Principal Balance                        $511,242,779.94
            Minimum                                                 $10,007.06
            Maximum                                                $413,351.14
            Average                                                 $83,645.74
         Original LTV Ratio
            Minimum                                                      2.00%
            Maximum                                                    100.00%
            Weighted Average                                            72.43%
         Original CLTV Ratio
            Minimum                                                      7.32%
            Maximum                                                    100.00%
            Weighted Average                                            83.08%
         Mortgage Rate
            Minimum                                                     5.875%
            Maximum                                                    16.499%
            Weighted Average                                            9.178%
         Remaining Term
            Minimum                                                  34 Months
            Maximum                                                 360 Months
            Weighted Average                                        285 Months
         Seasoning
            Minimum                                                   0 Months
            Maximum                                                 102 Months
            Weighted Average                                          7 Months
         FICO Score
            Minimum                                                        428
            Maximum                                                        819
            Weighted Average                                               623
         Product Type
            Fully Amortizing Fixed Rate Mortgage Loans                  45.70%
            Fully Amortizing Adjustable Rate Mortgage Loans             32.51%
            Fixed Rate Balloon Mortgage Loans                           21.78%
         Lien Position
            First                                                       84.14%
            Second                                                      15.86%
         Property Type
            Residential                                                100.00%
         Geographic Concentration (> 5.00%)
            New York                                                    11.28%
            California                                                  10.06%
            Pennsylvania                                                 7.84%
            New Jersey                                                   6.97%
            Illinois                                                     5.31%
         Number of States                                                   42
         Largest Zip Code Concentration (08260)                          0.32%
         % Owner Occupied                                               94.17%
         % of Loans with Prepayment Penalties                           77.41%
         ----------------------------------------------------------------------



--------------------------------------------------------------------------------
Recipients must read the information contained in "Statement Regarding The Computational Materials" herein. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Wachovia Securities account representative, as applicable, for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the Offering Documents. Neither the issuer of the securities nor Freddie Mac has prepared, reviewed or participated in the preparation of the Computational Materials. Neither the issuer of the securities nor Freddie Mac is responsible for the accuracy of the Computational Material, nor has either authorized the dissemination of thereof. The Underwriter is acting as underwriter and not as an agent for the issue of the securities in connection with the proposed transaction.
--------------------------------------------------------------------------------

Subject to Revision - Computational Materials Dated October 16, 2002

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                              TOTAL MORTGAGE LOANS

                                                                                                                  Percent of
                                                          Number of                  Aggregate                     Aggregate
Mortgage Rate (%)                                      Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    --------------------------
 5.501 to  6.000                                                         2                $200,452.87                   0.04%
 6.001 to  6.500                                                         4                 408,415.74                   0.08
 6.501 to  7.000                                                        38               4,778,231.31                   0.93
 7.001 to  7.500                                                       265              33,256,644.21                   6.51
 7.501 to  8.000                                                       793              97,517,834.58                  19.07
 8.001 to  8.500                                                       695              80,844,750.83                  15.81
 8.501 to  9.000                                                       866              97,354,178.69                  19.04
 9.001 to  9.500                                                       490              47,408,510.84                   9.27
 9.501 to 10.000                                                       586              48,743,612.28                   9.53
10.001 to 10.500                                                       325              20,885,257.15                   4.09
10.501 to 11.000                                                       411              22,711,571.04                   4.44
11.001 to 11.500                                                       260              11,198,351.88                   2.19
11.501 to 12.000                                                       328              13,372,053.84                   2.62
12.001 to 12.500                                                       288               8,972,114.66                   1.75
12.501 to 13.000                                                       240               8,615,827.62                   1.69
13.001 to 13.500                                                       160               4,896,103.83                   0.96
13.501 to 14.000                                                       253               7,311,041.11                   1.43
14.001 to 14.500                                                        71               1,861,778.96                   0.36
14.501 to 15.000                                                        30                 690,707.11                   0.14
15.001 to 15.500                                                         6                 202,410.72                   0.04
16.001 to 16.500                                                         1                  12,930.67                   0.00
-----------------------------------------------    ------------------------   ------------------------    --------------------------
Total                                                                6,112            $511,242,779.94                  100.00%
                                                   ========================   ========================    ==========================

                                                                                                                  Percent of
                                                          Number of                  Aggregate                     Aggregate
Original Loan-To-Value Ratio (%)                       Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    --------------------------
 0.01 to    5.00                                                       12                $189,301.33                    0.04%
 5.01 to   10.00                                                       157               3,659,072.93                   0.72
10.01 to   15.00                                                       437              12,886,298.83                   2.52
15.01 to   20.00                                                       900              28,292,528.87                   5.53
20.01 to   25.00                                                       356              14,130,266.10                   2.76
25.01 to   30.00                                                       223              11,033,807.79                   2.16
30.01 to   35.00                                                       127               6,255,880.03                   1.22
35.01 to   40.00                                                        90               4,878,899.86                   0.95
40.01 to   45.00                                                        65               5,017,913.29                   0.98
45.01 to   50.00                                                        80               6,275,136.11                   1.23
50.01 to   55.00                                                        47               4,070,368.60                   0.80
55.01 to   60.00                                                        73               5,380,163.12                   1.05
60.01 to   65.00                                                       120              11,613,189.92                   2.27
65.01 to   70.00                                                       203              19,632,539.82                   3.84
70.01 to   75.00                                                       337              33,876,204.67                   6.63
75.01 to   80.00                                                     1,063             116,580,854.70                  22.80
80.01 to   85.00                                                       548              67,518,068.96                  13.21
85.01 to   90.00                                                       752              92,720,485.43                  18.14
90.01 to   95.00                                                       288              37,241,949.03                   7.28
95.01 to  100.00                                                       234              29,989,850.55                   5.87
-----------------------------------------------    ------------------------   ------------------------    --------------------------
Total                                                                6,112            $511,242,779.94                 100.00%
                                                   ========================   ========================    ==========================



--------------------------------------------------------------------------------
Recipients must read the information contained in "Statement Regarding The Computational Materials" herein. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Wachovia Securities account representative, as applicable, for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the Offering Documents. Neither the issuer of the securities nor Freddie Mac has prepared, reviewed or participated in the preparation of the Computational Materials. Neither the issuer of the securities nor Freddie Mac is responsible for the accuracy of the Computational Material, nor has either authorized the dissemination of thereof. The Underwriter is acting as underwriter and not as an agent for the issue of the securities in connection with the proposed transaction.
--------------------------------------------------------------------------------

Subject to Revision - Computational Materials Dated October 16, 2002

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                              TOTAL MORTGAGE LOANS

                                                                                                                  Percent of
                                                          Number of                  Aggregate                     Aggregate
Original CLTV Ratio (%)                                Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    --------------------------
 5.01 to   10.00                                                         6                $281,874.11                   0.06%
10.01 to   15.00                                                         2                  47,731.65                   0.01
15.01 to   20.00                                                        13                 476,786.47                   0.09
20.01 to   25.00                                                        13                 616,069.52                   0.12
25.01 to   30.00                                                        20               1,248,267.91                   0.24
30.01 to   35.00                                                        24               1,387,408.06                   0.27
35.01 to   40.00                                                        33               1,735,832.82                   0.34
40.01 to   45.00                                                        44               3,434,759.94                   0.67
45.01 to   50.00                                                        69               5,472,411.19                   1.07
50.01 to   55.00                                                        52               4,005,092.71                   0.78
55.01 to   60.00                                                        99               6,397,917.21                   1.25
60.01 to   65.00                                                       135              12,200,349.02                   2.39
65.01 to   70.00                                                       252              21,792,000.97                   4.26
70.01 to   75.00                                                       408              37,447,418.86                   7.32
75.01 to   80.00                                                     1,234             123,214,816.50                  24.10
80.01 to   85.00                                                       707              73,878,088.77                  14.45
85.01 to   90.00                                                     1,048             103,297,461.73                  20.21
90.01 to   95.00                                                       630              49,067,530.71                   9.60
95.01 to  100.00                                                     1,323              65,240,961.79                  12.76
-----------------------------------------------    ------------------------   ------------------------    --------------------------
Total                                                                6,112            $511,242,779.94                 100.00%
                                                   ========================   ========================    ==========================


                                                                                                                  Percent of
                                                          Number of                  Aggregate                     Aggregate
Cut-off Date Principal Balance ($)                     Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    --------------------------
      0.01 to  25,000.00                                               951             $17,609,374.98                   3.44%
 25,000.01 to  50,000.00                                             1,447              53,797,166.21                  10.52
 50,000.01 to  75,000.00                                             1,023              63,977,911.40                  12.51
 75,000.01 to 100,000.00                                               796              69,647,906.65                  13.62
100,000.01 to 125,000.00                                               582              65,606,099.15                  12.83
125,000.01 to 150,000.00                                               425              58,304,392.92                  11.40
150,000.01 to 175,000.00                                               281              45,466,268.65                   8.89
175,000.01 to 200,000.00                                               204              38,228,493.58                   7.48
200,000.01 to 225,000.00                                               144              30,564,181.41                   5.98
225,000.01 to 250,000.00                                               110              26,069,626.77                   5.10
250,000.01 to 275,000.00                                                72              18,818,104.31                   3.68
275,000.01 to 300,000.00                                                51              14,611,940.97                   2.86
300,000.01 to 325,000.00                                                15               4,700,994.36                   0.92
325,000.01 to 350,000.00                                                 7               2,330,390.84                   0.46
350,000.01 to 375,000.00                                                 2                 717,433.04                   0.14
375,000.01 to 400,000.00                                                 1                 379,143.56                   0.07
400,000.01 to 425,000.00                                                 1                 413,351.14                   0.08
-----------------------------------------------    ------------------------   ------------------------    --------------------------
Total                                                                6,112            $511,242,779.94                 100.00%
                                                   ========================   ========================    ==========================


--------------------------------------------------------------------------------
Recipients must read the information contained in "Statement Regarding The Computational Materials" herein. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Wachovia Securities account representative, as applicable, for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the Offering Documents. Neither the issuer of the securities nor Freddie Mac has prepared, reviewed or participated in the preparation of the Computational Materials. Neither the issuer of the securities nor Freddie Mac is responsible for the accuracy of the Computational Material, nor has either authorized the dissemination of thereof. The Underwriter is acting as underwriter and not as an agent for the issue of the securities in connection with the proposed transaction.
--------------------------------------------------------------------------------

Subject to Revision - Computational Materials Dated October 16, 2002

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                              TOTAL MORTGAGE LOANS

                                                                                                                  Percent of
                                                          Number of                  Aggregate                     Aggregate
Prepayment Penalty Period (Months)                     Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    --------------------------
No Prepayment Information                                            1,849            $115,475,701.04                   22.59%
12                                                                     416              54,384,348.90                   10.64
24                                                                     966             104,662,837.67                   20.47
30                                                                       4                 495,366.22                    0.10
36                                                                   2,096             168,627,520.32                   32.98
42                                                                      10               1,547,452.27                    0.30
48                                                                       3                 185,520.81                    0.04
60                                                                     768              65,864,032.71                   12.88
-----------------------------------------------    ------------------------   ------------------------    --------------------------
Total                                                                6,112            $511,242,779.94                  100.00%
                                                   ========================   ========================    ==========================


                                                                                                                  Percent of
                                                          Number of                  Aggregate                     Aggregate
Remaining Term to Maturity (Months)                    Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    --------------------------
 21 to  40                                                               1                 $18,356.45                   0.00%
 41 to  60                                                              11                 583,778.71                   0.11
 61 to  80                                                              12                 475,565.85                   0.09
 81 to 100                                                              24                 672,023.67                   0.13
101 to 120                                                             108               4,088,488.95                   0.80
121 to 140                                                              28               1,279,270.62                   0.25
141 to 160                                                             309              10,216,536.86                   2.00
161 to 180                                                           2,431             147,027,879.03                  28.76
181 to 200                                                               1                  33,681.56                   0.01
201 to 220                                                              67               2,754,548.58                   0.54
221 to 240                                                             605              35,709,822.59                   6.98
241 to 260                                                               1                  34,739.65                   0.01
261 to 280                                                               3                 454,636.27                   0.09
281 to 300                                                               8               1,167,226.21                   0.23
301 to 320                                                               9                 827,561.87                   0.16
321 to 340                                                              71               6,813,078.40                   1.33
341 to 360                                                           2,423             299,085,584.67                  58.50
-----------------------------------------------    ------------------------   ------------------------    --------------------------
Total                                                                6,112            $511,242,779.94                 100.00%
                                                   ========================   ========================    ==========================


--------------------------------------------------------------------------------
Recipients must read the information contained in "Statement Regarding The Computational Materials" herein. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Wachovia Securities account representative, as applicable, for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the Offering Documents. Neither the issuer of the securities nor Freddie Mac has prepared, reviewed or participated in the preparation of the Computational Materials. Neither the issuer of the securities nor Freddie Mac is responsible for the accuracy of the Computational Material, nor has either authorized the dissemination of thereof. The Underwriter is acting as underwriter and not as an agent for the issue of the securities in connection with the proposed transaction.
--------------------------------------------------------------------------------

Subject to Revision - Computational Materials Dated October 16, 2002

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                              TOTAL MORTGAGE LOANS

                                                                                                                  Percent of
                                                          Number of                  Aggregate                     Aggregate
Seasoning (Months)                                     Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    --------------------------
  0                                                                      4                $403,070.00                   0.08%
 1 to  12                                                            4,366             431,871,866.82                  84.47
13 to  24                                                            1,493              66,667,989.60                  13.04
25 to  36                                                              181               8,216,033.73                   1.61
37 to  48                                                               28               1,417,293.05                   0.28
49 to  60                                                               23               1,430,032.20                   0.28
61 to  72                                                               11                 845,254.92                   0.17
73 to  84                                                                5                 363,486.06                   0.07
97 to 108                                                                1                  27,753.56                   0.01
-----------------------------------------------    ------------------------   ------------------------    --------------------------
Total                                                                6,112            $511,242,779.94                 100.00%
                                                   ========================   ========================    ==========================


                                                                                                                  Percent of
                                                          Number of                  Aggregate                     Aggregate
Occupancy Type                                         Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    --------------------------
Owner Occupied                                                       5,712            $481,452,894.59                   94.17%
Non-Owner Occupied                                                     400              29,789,885.35                    5.83
-----------------------------------------------    ------------------------   ------------------------    --------------------------
Total                                                                6,112            $511,242,779.94                  100.00
                                                   ========================   ========================    ==========================


                                                                                                                  Percent of
                                                          Number of                  Aggregate                     Aggregate
Credit Grade                                           Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    --------------------------
A                                                                    4,324            $344,631,852.02                   67.41%
B                                                                    1,407             128,053,552.96                   25.05
C                                                                      381              38,557,374.96                    7.54
-----------------------------------------------    ------------------------   ------------------------    --------------------------
Total                                                                6,112            $511,242,779.94                  100.00%
                                                   ========================   ========================    ==========================


--------------------------------------------------------------------------------
Recipients must read the information contained in "Statement Regarding The Computational Materials" herein. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Wachovia Securities account representative, as applicable, for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the Offering Documents. Neither the issuer of the securities nor Freddie Mac has prepared, reviewed or participated in the preparation of the Computational Materials. Neither the issuer of the securities nor Freddie Mac is responsible for the accuracy of the Computational Material, nor has either authorized the dissemination of thereof. The Underwriter is acting as underwriter and not as an agent for the issue of the securities in connection with the proposed transaction.
--------------------------------------------------------------------------------

Subject to Revision - Computational Materials Dated October 16, 2002

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                              TOTAL MORTGAGE LOANS

                                                                                                                  Percent of
                                                          Number of                  Aggregate                     Aggregate
FICO Score                                             Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    --------------------------
Not Available                                                           23              $1,481,191.75                   0.29%
426 to 450                                                               3                 200,755.84                   0.04
451 to 475                                                               9                 619,877.51                   0.12
476 to 500                                                              22               1,753,525.49                   0.34
501 to 525                                                             120               9,953,255.52                   1.95
526 to 550                                                             381              34,569,261.32                   6.76
551 to 575                                                             548              51,690,566.11                  10.11
576 to 600                                                             758              68,392,057.81                  13.38
601 to 625                                                           1,173             100,076,878.70                  19.58
626 to 650                                                           1,277              97,709,792.24                  19.11
651 to 675                                                             886              72,084,656.64                  14.10
676 to 700                                                             412              31,714,717.73                   6.20
701 to 725                                                             257              21,670,404.01                   4.24
726 to 750                                                             115               9,239,310.64                   1.81
751 to 775                                                              81               6,599,893.32                   1.29
776 to 800                                                              40               3,174,665.86                   0.62
801 to 825                                                               7                 311,969.45                   0.06
-----------------------------------------------    ------------------------   ------------------------    --------------------------
Total                                                                6,112            $511,242,779.94                 100.00%
                                                   ========================   ========================    ==========================


                                                                                                                  Percent of
                                                          Number of                  Aggregate                     Aggregate
Documentation Type                                     Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    --------------------------
Full Doc                                                             5,189            $406,269,715.64                   79.47%
SI                                                                     709              80,880,158.55                   15.82
AIV                                                                    119              15,669,598.55                    3.07
Lite Doc                                                                95               8,423,307.20                    1.65
-----------------------------------------------    ------------------------   ------------------------    --------------------------
Total                                                                6,112            $511,242,779.94                   100.00%
                                                   ========================   ========================    ==========================


                                                                                                                  Percent of
                                                          Number of                  Aggregate                     Aggregate
Property Type                                          Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    --------------------------
Residential                                                          6,112            $511,242,779.94                   100.00%
-----------------------------------------------    ------------------------   ------------------------    --------------------------
Total                                                                6,112            $511,242,779.94                   100.00%
                                                   ========================   ========================    ==========================


                                                                                                                  Percent of
                                                          Number of                  Aggregate                     Aggregate
Loan Purpose                                           Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    --------------------------
Refinance (Cash-out)                                                 3,965            $341,245,573.32                   66.75%
Purchase                                                             1,330              98,375,053.32                   19.24
Refinance (Rate/Term)                                                  784              70,159,413.75                   13.72
Unknown                                                                 33               1,462,739.55                    0.29
-----------------------------------------------    ------------------------   ------------------------    --------------------------
Total                                                                6,112            $511,242,779.94                  100.00%
                                                   ========================   ========================    ==========================


--------------------------------------------------------------------------------
Recipients must read the information contained in "Statement Regarding The Computational Materials" herein. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Wachovia Securities account representative, as applicable, for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the Offering Documents. Neither the issuer of the securities nor Freddie Mac has prepared, reviewed or participated in the preparation of the Computational Materials. Neither the issuer of the securities nor Freddie Mac is responsible for the accuracy of the Computational Material, nor has either authorized the dissemination of thereof. The Underwriter is acting as underwriter and not as an agent for the issue of the securities in connection with the proposed transaction.
--------------------------------------------------------------------------------

Subject to Revision - Computational Materials Dated October 16, 2002


                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                              TOTAL MORTGAGE LOANS

                                                                                                                  Percent of
                                                          Number of                  Aggregate                     Aggregate
Geographic Location                                    Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    --------------------------
New York                                                               446             $57,650,087.72           11.28%
California                                                             494              51,448,495.30           10.06
Pennsylvania                                                           592              40,073,580.08            7.84
New Jersey                                                             374              35,657,087.23            6.97
Illinois                                                               242              27,165,060.20            5.31
Florida                                                                357              24,924,629.81            4.88
North Carolina                                                         301              24,180,693.32            4.73
Michigan                                                               238              20,234,825.42            3.96
Maryland                                                               233              18,587,076.88            3.64
Ohio                                                                   281              18,161,393.28            3.55
Massachusetts                                                          169              17,561,063.66            3.43
Missouri                                                               242              17,325,129.54            3.39
Georgia                                                                125               9,931,634.30            1.94
Kansas                                                                 165               9,778,477.69            1.91
Nevada                                                                  99               9,418,037.31            1.84
South Dakota                                                           132               8,402,386.02            1.64
South Carolina                                                         116               8,288,433.53            1.62
Connecticut                                                             98               8,032,653.38            1.57
Tennessee                                                              113               7,680,202.57            1.50
Wisconsin                                                               91               7,681,471.02            1.50
Colorado                                                               112               7,587,655.56            1.48
Delaware                                                                91               7,118,315.41            1.39
Minnesota                                                               73               7,117,038.89            1.39
Virginia                                                                92               7,096,072.86            1.39
Washington                                                              87               7,106,101.96            1.39
Arizona                                                                 78               6,497,123.11            1.27
Indiana                                                                106               6,196,812.64            1.21
Iowa                                                                    87               5,187,478.36            1.01
Kentucky                                                                65               4,618,412.78            0.90
Oregon                                                                  59               4,354,114.62            0.85
Rhode Island                                                            58               4,219,622.38            0.83
Nebraska                                                                56               3,427,216.47            0.67
Utah                                                                    43               3,400,877.74            0.67
Montana                                                                 30               3,191,187.95            0.62
New Mexico                                                              37               3,055,884.98            0.60
Oklahoma                                                                38               2,379,977.83            0.47
Idaho                                                                   30               1,979,223.72            0.39
Texas                                                                   21               1,766,990.73            0.35
New Hampshire                                                           25               1,745,727.54            0.34
Maine                                                                    5                 375,386.51            0.07
North Dakota                                                             5                 365,685.49            0.07
Wyoming                                                                  6                 273,454.15            0.05
-----------------------------------------------    ------------------------   ------------------------    --------------------------
Total                                                                6,112            $511,242,779.94          100.00%
                                                   ========================   ========================    ==========================


--------------------------------------------------------------------------------
Recipients must read the information contained in "Statement Regarding The Computational Materials" herein. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Wachovia Securities account representative, as applicable, for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the Offering Documents. Neither the issuer of the securities nor Freddie Mac has prepared, reviewed or participated in the preparation of the Computational Materials. Neither the issuer of the securities nor Freddie Mac is responsible for the accuracy of the Computational Material, nor has either authorized the dissemination of thereof. The Underwriter is acting as underwriter and not as an agent for the issue of the securities in connection with the proposed transaction.
--------------------------------------------------------------------------------

Subject to Revision - Computational Materials Dated October 16, 2002

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP I MORTGAGE LOANS

         Summary Statistics
         ---------------------------------------------------------------
         Number of Mortgage Loans                                 4,715
         Cut-Off Date Principal Balance                 $345,012,987.34
            Minimum                                          $10,007.06
            Maximum                                         $413,351.14
            Average                                          $73,173.49
         Original LTV Ratio
            Minimum                                               2.00%
            Maximum                                             100.00%
            Weighted Average                                     67.59%
         Original CLTV Ratio
            Minimum                                               7.32%
            Maximum                                             100.00%
            Weighted Average                                     83.38%
         Mortgage Rate
            Minimum                                              5.875%
            Maximum                                             16.499%
            Weighted Average                                     9.393%
         Remaining Term
            Minimum                                           34 Months
            Maximum                                          359 Months
            Weighted Average                                 252 Months
         Seasoning
            Minimum                                            0 Months
            Maximum                                          102 Months
            Weighted Average                                   8 Months
         FICO Score
            Minimum                                                 428
            Maximum                                                 819
            Weighted Average                                        629
         Product Type
            Fully Amortizing Fixed Rate Mortgage Loans           67.72%
            Fixed Rate Balloon Mortgage Loans                    32.28%
         Lien Position
            First                                                76.50%
            Second                                               23.50%
         Property Type
            Residential                                         100.00%
         Geographic Concentration (> 5.00%)
            New York                                             15.98%
            Pennsylvania                                          9.33%
            California                                            9.03%
            New Jersey                                            7.75%
            Florida                                               6.07%
         Number of States                                            42
         Largest Zip Code Concentration (11717)                   0.42%
         % Owner Occupied                                        93.66%
         % of Loans with Prepayment Penalties                    73.11%
         ---------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the information contained in "Statement Regarding The Computational Materials" herein. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Wachovia Securities account representative, as applicable, for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the Offering Documents. Neither the issuer of the securities nor Freddie Mac has prepared, reviewed or participated in the preparation of the Computational Materials. Neither the issuer of the securities nor Freddie Mac is responsible for the accuracy of the Computational Material, nor has either authorized the dissemination of thereof. The Underwriter is acting as underwriter and not as an agent for the issue of the securities in connection with the proposed transaction.
--------------------------------------------------------------------------------

Subject to Revision - Computational Materials Dated October 16, 2002

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP I MORTGAGE LOANS

                                                                                                                  Percent of
                                                      Number of Group I          Aggregate Group I             Aggregate Group I
Mortgage Rate (%)                                      Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    --------------------------
 5.501 to  6.000                                                         2                $200,452.87                   0.06%
 6.001 to  6.500                                                         3                 291,921.15                   0.08
 6.501 to  7.000                                                        19               2,328,508.24                   0.67
 7.001 to  7.500                                                       150              19,164,034.25                   5.55
 7.501 to  8.000                                                       553              67,143,074.84                  19.46
 8.001 to  8.500                                                       453              48,613,709.55                  14.09
 8.501 to  9.000                                                       558              60,089,422.22                  17.42
 9.001 to  9.500                                                       327              27,113,274.85                   7.86
 9.501 to 10.000                                                       429              32,585,879.24                   9.44
10.001 to 10.500                                                       259              15,082,061.91                   4.37
10.501 to 11.000                                                       359              17,874,130.52                   5.18
11.001 to 11.500                                                       243              10,018,806.63                   2.90
11.501 to 12.000                                                       317              12,397,751.80                   3.59
12.001 to 12.500                                                       283               8,641,201.68                   2.50
12.501 to 13.000                                                       239               8,493,785.19                   2.46
13.001 to 13.500                                                       160               4,896,103.83                   1.42
13.501 to 14.000                                                       253               7,311,041.11                   2.12
14.001 to 14.500                                                        71               1,861,778.96                   0.54
14.501 to 15.000                                                        30                 690,707.11                   0.20
15.001 to 15.500                                                         6                 202,410.72                   0.06
16.001 to 16.500                                                         1                  12,930.67                   0.00
-----------------------------------------------    ------------------------   ------------------------    --------------------------
Total                                                                4,715            $345,012,987.34                 100.00%
                                                   ========================   ========================    ==========================

                                                                                                                  Percent of
                                                      Number of Group I          Aggregate Group I             Aggregate Group I
Original Loan-To-Value Ratio (%)                       Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    --------------------------
 0.01 to    5.00                                                        12                $189,301.33                   0.05%
 5.01 to   10.00                                                       155               3,531,020.63                   1.02
10.01 to   15.00                                                       437              12,886,298.83                   3.74
15.01 to   20.00                                                       900              28,292,528.87                   8.20
20.01 to   25.00                                                       355              14,080,304.43                   4.08
25.01 to   30.00                                                       220              10,887,531.72                   3.16
30.01 to   35.00                                                       122               5,870,138.14                   1.70
35.01 to   40.00                                                        85               4,608,805.41                   1.34
40.01 to   45.00                                                        61               4,755,684.37                   1.38
45.01 to   50.00                                                        63               4,552,981.79                   1.32
50.01 to   55.00                                                        36               3,072,617.19                   0.89
55.01 to   60.00                                                        54               3,846,033.89                   1.11
60.01 to   65.00                                                        95               8,699,472.91                   2.52
65.01 to   70.00                                                       147              14,252,112.83                   4.13
70.01 to   75.00                                                       210              19,088,106.24                   5.53
75.01 to   80.00                                                       625              66,901,944.46                  19.39
80.01 to   85.00                                                       333              40,218,914.43                  11.66
85.01 to   90.00                                                       433              50,902,507.07                  14.75
90.01 to   95.00                                                       206              26,717,400.48                   7.74
95.01 to 100.00                                                        166              21,659,282.32                   6.28
-----------------------------------------------    ------------------------   ------------------------    --------------------------
Total                                                                4,715            $345,012,987.34                 100.00%
                                                   ========================   ========================    ==========================


--------------------------------------------------------------------------------
Recipients must read the information contained in "Statement Regarding The Computational Materials" herein. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Wachovia Securities account representative, as applicable, for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the Offering Documents. Neither the issuer of the securities nor Freddie Mac has prepared, reviewed or participated in the preparation of the Computational Materials. Neither the issuer of the securities nor Freddie Mac is responsible for the accuracy of the Computational Material, nor has either authorized the dissemination of thereof. The Underwriter is acting as underwriter and not as an agent for the issue of the securities in connection with the proposed transaction.
--------------------------------------------------------------------------------

Subject to Revision - Computational Materials Dated October 16, 2002

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP I MORTGAGE LOANS

                                                                                                                  Percent of
                                                      Number of Group I          Aggregate Group I             Aggregate Group I
Original CLTV Ratio (%)                                Mortgage Loans            Principal Balance             Principal Balance
----------------------------------------------    ------------------------   ------------------------    ---------------------------
 5.01 to  10.00                                                          4                $153,821.81                   0.04%
10.01 to  15.00                                                          2                  47,731.65                   0.01
15.01 to  20.00                                                         13                 476,786.47                   0.14
20.01 to  25.00                                                         12                 566,107.85                   0.16
25.01 to  30.00                                                         17               1,101,991.84                   0.32
30.01 to  35.00                                                         19               1,001,666.17                   0.29
35.01 to  40.00                                                         28               1,465,738.37                   0.42
40.01 to  45.00                                                         40               3,172,531.02                   0.92
45.01 to  50.00                                                         52               3,750,256.87                   1.09
50.01 to  55.00                                                         41               3,007,341.30                   0.87
55.01 to  60.00                                                         80               4,863,787.98                   1.41
60.01 to  65.00                                                        110               9,286,632.01                   2.69
65.01 to  70.00                                                        196              16,411,573.98                   4.76
70.01 to  75.00                                                        281              22,659,320.43                   6.57
75.01 to  80.00                                                        796              73,535,906.26                  21.31
80.01 to  85.00                                                        492              46,578,934.24                  13.50
85.01 to  90.00                                                        729              61,479,483.37                  17.82
90.01 to  95.00                                                        548              38,542,982.16                  11.17
95.01 to 100.00                                                      1,255              56,910,393.56                  16.50
-----------------------------------------------    ------------------------   ------------------------    --------------------------
Total                                                                4,715            $345,012,987.34                 100.00%
                                                   ========================   ========================    ==========================


                                                                                                                  Percent of
                                                      Number of Group I          Aggregate Group I             Aggregate Group I
Cut-off Date Principal Balance ($)                     Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    --------------------------
      0.01 to  25,000.00                                               935             $17,292,083.02                   5.01%
 25,000.01 to  50,000.00                                             1,314              48,254,457.22                  13.99
 50,000.01 to  75,000.00                                               793              49,420,916.05                  14.32
 75,000.01 to 100,000.00                                               541              47,205,551.63                  13.68
100,000.01 to 125,000.00                                               348              39,147,627.00                  11.35
125,000.01 to 150,000.00                                               252              34,636,126.51                  10.04
150,000.01 to 175,000.00                                               172              27,740,559.62                   8.04
175,000.01 to 200,000.00                                               128              23,977,168.06                   6.95
200,000.01 to 225,000.00                                                81              17,160,112.99                   4.97
225,000.01 to 250,000.00                                                60              14,256,493.60                   4.13
250,000.01 to 275,000.00                                                39              10,219,241.86                   2.96
275,000.01 to 300,000.00                                                33               9,430,323.34                   2.73
300,000.01 to 325,000.00                                                11               3,455,196.84                   1.00
325,000.01 to 350,000.00                                                 5               1,660,210.07                   0.48
350,000.01 to 375,000.00                                                 1                 364,424.83                   0.11
375,000.01 to 400,000.00                                                 1                 379,143.56                   0.11
400,000.01 to 425,000.00                                                 1                 413,351.14                   0.12
-----------------------------------------------    ------------------------   ------------------------    --------------------------
Total                                                                4,715            $345,012,987.34                 100.00%
                                                   ========================   ========================    ==========================

--------------------------------------------------------------------------------
Recipients must read the information contained in "Statement Regarding The Computational Materials" herein. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Wachovia Securities account representative, as applicable, for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the Offering Documents. Neither the issuer of the securities nor Freddie Mac has prepared, reviewed or participated in the preparation of the Computational Materials. Neither the issuer of the securities nor Freddie Mac is responsible for the accuracy of the Computational Material, nor has either authorized the dissemination of thereof. The Underwriter is acting as underwriter and not as an agent for the issue of the securities in connection with the proposed transaction.
--------------------------------------------------------------------------------

Subject to Revision - Computational Materials Dated October 16, 2002

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP I MORTGAGE LOANS

                                                                                                                  Percent of
                                                      Number of Group I          Aggregate Group I             Aggregate Group I
Prepayment Penalty Period (Months)                     Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    --------------------------
No Prepayment Penalty                                                1,636             $92,786,464.22                   26.89%
12                                                                     353              45,421,801.69                   13.17
24                                                                     219              14,645,981.77                    4.25
30                                                                       2                  83,556.12                    0.02
36                                                                   1,734             125,443,978.69                   36.36
42                                                                      10               1,547,452.27                    0.45
48                                                                       3                 185,520.81                    0.05
60                                                                     758              64,898,231.77                   18.81
-----------------------------------------------    ------------------------   ------------------------    --------------------------
Total                                                                4,715            $345,012,987.34                  100.00%
                                                   ========================   ========================    ==========================


                                                                                                                  Percent of
                                                      Number of Group I          Aggregate Group I             Aggregate Group I
Remaining Term to Maturity (Months)                    Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    --------------------------
 21 to  40                                                               1                 $18,356.45                   0.01%
 41 to  60                                                              11                 583,778.71                   0.17
 61 to  80                                                              12                 475,565.85                   0.14
 81 to 100                                                              24                 672,023.67                   0.19
101 to 120                                                             108               4,088,488.95                   1.19
121 to 140                                                              28               1,279,270.62                   0.37
141 to 160                                                             309              10,216,536.86                   2.96
161 to 180                                                           2,430             146,989,548.76                  42.60
181 to 200                                                               1                  33,681.56                   0.01
201 to 220                                                              67               2,754,548.58                   0.80
221 to 240                                                             605              35,709,822.59                  10.35
241 to 260                                                               1                  34,739.65                   0.01
261 to 280                                                               3                 454,636.27                   0.13
281 to 300                                                               8               1,167,226.21                   0.34
301 to 320                                                               9                 827,561.87                   0.24
321 to 340                                                              45               4,295,541.27                   1.25
341 to 360                                                           1,053             135,411,659.47                  39.25
-----------------------------------------------    ------------------------   ------------------------    --------------------------
Total                                                                4,715            $345,012,987.34                 100.00%
                                                   ========================   ========================    ==========================


--------------------------------------------------------------------------------
Recipients must read the information contained in "Statement Regarding The Computational Materials" herein. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Wachovia Securities account representative, as applicable, for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the Offering Documents. Neither the issuer of the securities nor Freddie Mac has prepared, reviewed or participated in the preparation of the Computational Materials. Neither the issuer of the securities nor Freddie Mac is responsible for the accuracy of the Computational Material, nor has either authorized the dissemination of thereof. The Underwriter is acting as underwriter and not as an agent for the issue of the securities in connection with the proposed transaction.
--------------------------------------------------------------------------------

Subject to Revision - Computational Materials Dated October 16, 2002

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP I MORTGAGE LOANS

                                                                                                                  Percent of
                                                      Number of Group I          Aggregate Group I             Aggregate Group I
Seasoning (Months)                                     Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    --------------------------
 0                                                                       1                 $80,000.00                   0.02%
 1 to  12                                                            3,045             274,110,655.24                  79.45
13 to  24                                                            1,424              58,781,994.11                  17.04
25 to  36                                                              177               7,956,518.20                   2.31
37 to  48                                                               28               1,417,293.05                   0.41
49 to  60                                                               23               1,430,032.20                   0.41
61 to  72                                                               11                 845,254.92                   0.24
73 to  84                                                                5                 363,486.06                   0.11
97 to 108                                                                1                  27,753.56                   0.01
-----------------------------------------------    ------------------------   ------------------------    --------------------------
Total                                                                4,715            $345,012,987.34                 100.00%
                                                   ========================   ========================    ==========================


                                                                                                                  Percent of
                                                      Number of Group I          Aggregate Group I             Aggregate Group I
Occupancy Type                                         Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    --------------------------
Owner Occupied                                                       4,406            $323,122,310.88                   93.66%
Non-Owner Occupied                                                     309              21,890,676.46                    6.34
-----------------------------------------------    ------------------------   ------------------------    --------------------------
Total                                                                4,715            $345,012,987.34                  100.00%
                                                   ========================   ========================    ==========================


                                                                                                                  Percent of
                                                      Number of Group I          Aggregate Group I             Aggregate Group I
Credit Grade                                           Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    --------------------------
A                                                                    3,570            $252,977,299.33                   73.32%
B                                                                      957              74,745,552.74                   21.66
C                                                                      188              17,290,135.27                    5.01
-----------------------------------------------    ------------------------   ------------------------    --------------------------
Total                                                                4,715            $345,012,987.34                  100.00%
                                                   ========================   ========================    ==========================



--------------------------------------------------------------------------------
Recipients must read the information contained in "Statement Regarding The Computational Materials" herein. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Wachovia Securities account representative, as applicable, for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the Offering Documents. Neither the issuer of the securities nor Freddie Mac has prepared, reviewed or participated in the preparation of the Computational Materials. Neither the issuer of the securities nor Freddie Mac is responsible for the accuracy of the Computational Material, nor has either authorized the dissemination of thereof. The Underwriter is acting as underwriter and not as an agent for the issue of the securities in connection with the proposed transaction.
--------------------------------------------------------------------------------

Subject to Revision - Computational Materials Dated October 16, 2002

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP I MORTGAGE LOANS

                                                                                                                  Percent of
                                                      Number of Group I          Aggregate Group I             Aggregate Group I
FICO Score                                             Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    --------------------------
Not Available                                                           17                $931,679.09                   0.27%
426 to 450                                                               3                 200,755.84                   0.06
451 to 475                                                               5                 204,726.55                   0.06
476 to 500                                                              17               1,326,455.17                   0.38
501 to 525                                                              77               5,531,314.28                   1.60
526 to 550                                                             240              19,072,272.50                   5.53
551 to 575                                                             347              27,211,083.05                   7.89
576 to 600                                                             543              43,417,857.54                  12.58
601 to 625                                                             888              66,270,806.46                  19.21
626 to 650                                                           1,045              70,373,514.98                  20.40
651 to 675                                                             743              53,170,224.67                  15.41
676 to 700                                                             350              24,350,215.60                   7.06
701 to 725                                                             232              18,071,390.56                   5.24
726 to 750                                                              97               7,124,451.78                   2.06
751 to 775                                                              71               5,228,465.83                   1.52
776 to 800                                                              33               2,215,803.99                   0.64
801 to 825                                                               7                 311,969.45                   0.09
-----------------------------------------------    ------------------------   ------------------------    --------------------------
Total                                                                4,715            $345,012,987.34                 100.00%
                                                   ========================   ========================    ==========================


                                                                                                                  Percent of
                                                      Number of Group I          Aggregate Group I             Aggregate Group I
Documentation Type                                     Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    --------------------------
Full Doc                                                             4,118            $283,803,103.31                   82.26%
SI                                                                     481              50,403,202.95                   14.61
AIV                                                                     51               5,537,508.06                    1.61
Lite Doc                                                                65               5,269,173.02                    1.53
-----------------------------------------------    ------------------------   ------------------------    --------------------------
Total                                                                4,715            $345,012,987.34                  100.00%
                                                   ========================   ========================    ==========================


                                                                                                                  Percent of
                                                      Number of Group I          Aggregate Group I             Aggregate Group I
Property Type                                          Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    --------------------------
Residential                                                          4,715            $345,012,987.34                   100.00%
-----------------------------------------------    ------------------------   ------------------------    --------------------------
Total                                                                4,715            $345,012,987.34                   100.00%
                                                   ========================   ========================    ==========================


                                                                                                                  Percent of
                                                      Number of Group I          Aggregate Group I             Aggregate Group I
Loan Purpose                                           Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    --------------------------
Refinance (Cash-out)                                                 3,150            $240,862,954.45                   69.81%
Refinance (Rate/Term)                                                  634              53,210,122.12                   15.42
Purchase                                                               899              49,674,830.14                   14.40
Unknown                                                                 32               1,265,080.63                    0.37
-----------------------------------------------    ------------------------   ------------------------    --------------------------
Total                                                                4,715            $345,012,987.34                  100.00%
                                                   ========================   ========================    ==========================


--------------------------------------------------------------------------------
Recipients must read the information contained in "Statement Regarding The Computational Materials" herein. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Wachovia Securities account representative, as applicable, for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the Offering Documents. Neither the issuer of the securities nor Freddie Mac has prepared, reviewed or participated in the preparation of the Computational Materials. Neither the issuer of the securities nor Freddie Mac is responsible for the accuracy of the Computational Material, nor has either authorized the dissemination of thereof. The Underwriter is acting as underwriter and not as an agent for the issue of the securities in connection with the proposed transaction.
--------------------------------------------------------------------------------

Subject to Revision - Computational Materials Dated October 16, 2002

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP I MORTGAGE LOANS

                                                                                                                  Percent of
                                                      Number of Group I          Aggregate Group I             Aggregate Group I
Geographic Location                                    Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    --------------------------
New York                                                               431             $55,148,563.00                  15.98%
Pennsylvania                                                           499              32,185,770.39                   9.33
California                                                             377              31,158,763.63                   9.03
New Jersey                                                             310              26,726,302.53                   7.75
Florida                                                                323              20,946,575.89                   6.07
North Carolina                                                         229              16,585,529.44                   4.81
Maryland                                                               204              14,715,817.38                   4.27
Ohio                                                                   223              12,427,583.11                   3.60
Missouri                                                               183              11,490,693.07                   3.33
Massachusetts                                                          124              10,196,357.22                   2.96
Illinois                                                               124              10,172,382.13                   2.95
Michigan                                                               108               7,000,437.33                   2.03
Kansas                                                                 134               6,759,797.23                   1.96
Delaware                                                                84               6,426,793.22                   1.86
Georgia                                                                 95               6,403,386.31                   1.86
Connecticut                                                             86               6,298,717.34                   1.83
Colorado                                                               101               6,010,723.40                   1.74
South Carolina                                                          85               4,881,548.03                   1.41
Arizona                                                                 63               4,777,013.65                   1.38
Tennessee                                                               80               4,744,347.04                   1.38
Virginia                                                                76               4,483,150.04                   1.30
Indiana                                                                 78               4,145,214.87                   1.20
Washington                                                              64               3,924,687.43                   1.14
Nevada                                                                  60               3,543,260.65                   1.03
Minnesota                                                               45               3,505,225.91                   1.02
Iowa                                                                    66               3,278,142.90                   0.95
Oregon                                                                  49               3,119,647.37                   0.90
South Dakota                                                            72               3,010,139.33                   0.87
Rhode Island                                                            45               2,887,947.87                   0.84
Nebraska                                                                48               2,762,346.85                   0.80
Kentucky                                                                40               2,371,178.43                   0.69
Utah                                                                    35               2,385,684.27                   0.69
New Mexico                                                              31               2,311,142.25                   0.67
Wisconsin                                                               36               2,143,968.96                   0.62
Oklahoma                                                                31               1,761,831.90                   0.51
New Hampshire                                                           22               1,353,417.37                   0.39
Montana                                                                 11                 843,520.14                   0.24
Idaho                                                                   22                 789,493.79                   0.23
Texas                                                                   10                 643,893.26                   0.19
Maine                                                                    5                 375,386.51                   0.11
North Dakota                                                             2                 202,978.25                   0.06
Wyoming                                                                  4                 113,627.65V                  0.03
-----------------------------------------------    ------------------------   ------------------------    --------------------------
Total                                                                4,715            $345,012,987.34                 100.00%
                                                   ========================   ========================    ==========================

--------------------------------------------------------------------------------
Recipients must read the information contained in "Statement Regarding The Computational Materials" herein. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Wachovia Securities account representative, as applicable, for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the Offering Documents. Neither the issuer of the securities nor Freddie Mac has prepared, reviewed or participated in the preparation of the Computational Materials. Neither the issuer of the securities nor Freddie Mac is responsible for the accuracy of the Computational Material, nor has either authorized the dissemination of thereof. The Underwriter is acting as underwriter and not as an agent for the issue of the securities in connection with the proposed transaction.
--------------------------------------------------------------------------------

Subject to Revision - Computational Materials Dated October 16, 2002

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS

         Summary Statistics
         --------------------------------------------------------------------
         Number of Mortgage Loans                                      1,397
         Cut-Off Date Principal Balance                      $166,229,792.60
            Minimum                                               $13,779.88
            Maximum                                              $353,008.21
            Average                                              $118,990.55
         Original LTV Ratio
            Minimum                                                    7.50%
            Maximum                                                  100.00%
            Weighted Average                                          82.48%
         Original CLTV Ratio
            Minimum                                                    7.50%
            Maximum                                                  100.00%
            Weighted Average                                          82.48%
         Mortgage Rate
            Minimum                                                   6.500%
            Maximum                                                  12.750%
            Weighted Average                                          8.733%
         Remaining Term
            Minimum                                               172 Months
            Maximum                                               360 Months
            Weighted Average                                      355 Months
         Seasoning
            Minimum                                                 0 Months
            Maximum                                                26 Months
            Weighted Average                                        5 Months
         FICO Score
            Minimum                                                      458
            Maximum                                                      790
            Weighted Average                                             611
         Product Type
            Fully Amortizing Adjustable Rate Mortgage Loans          100.00%
         Lien Position
            First                                                    100.00%
         Property Type
            Residential                                              100.00%
         Geographic Concentration (> 5.00%)
            California                                                12.21%
            Illinois                                                  10.22%
            Michigan                                                   7.96%
            New Jersey                                                 5.37%
         Number of States                                                 41
         Largest Zip Code Concentration (60622)                        0.52%
         % Owner Occupied                                             95.25%
         % of Loans with Prepayment Penalties                         86.35%
         --------------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the information contained in "Statement Regarding The Computational Materials" herein. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Wachovia Securities account representative, as applicable, for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the Offering Documents. Neither the issuer of the securities nor Freddie Mac has prepared, reviewed or participated in the preparation of the Computational Materials. Neither the issuer of the securities nor Freddie Mac is responsible for the accuracy of the Computational Material, nor has either authorized the dissemination of thereof. The Underwriter is acting as underwriter and not as an agent for the issue of the securities in connection with the proposed transaction.
--------------------------------------------------------------------------------

Subject to Revision - Computational Materials Dated October 16, 2002

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS


         Summary of Adjustable Rate Statistics
         ---------------------------------------------------------
         Product Type
            2/28 Mortgage                                  92.46%
            3/27 Mortgage                                   7.54%
         Index Type
            Six-Month LIBOR                               100.00%
         Minimum Mortgage Rate
            Minimum                                        0.750%
            Maximum                                       12.750%
            Weighted Average                               8.706%
         Maximum Mortgage Rate
            Minimum                                       10.750%
            Maximum                                       19.200%
            Weighted Average                              15.028%
         Initial Rate Cap
            Minimum                                        2.000%
            Maximum                                        4.000%
            Weighted Average                               2.482%
         Periodic Rate Cap
            Minimum                                        1.000%
            Maximum                                        2.000%
            Weighted Average                               1.238%
         Gross Margin
            Minimum                                        2.080%
            Maximum                                       12.700%
            Weighted Average                               6.648%
         Months to Next Adjustment Date
            Minimum                                             1
            Maximum                                            35
            Weighted Average                                   20
         ---------------------------------------------------------


--------------------------------------------------------------------------------
Recipients must read the information contained in "Statement Regarding The Computational Materials" herein. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Wachovia Securities account representative, as applicable, for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the Offering Documents. Neither the issuer of the securities nor Freddie Mac has prepared, reviewed or participated in the preparation of the Computational Materials. Neither the issuer of the securities nor Freddie Mac is responsible for the accuracy of the Computational Material, nor has either authorized the dissemination of thereof. The Underwriter is acting as underwriter and not as an agent for the issue of the securities in connection with the proposed transaction.
--------------------------------------------------------------------------------

Subject to Revision - Computational Materials Dated October 16, 2002

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS

                                                                                                                  Percent of
                                                     Number of Group II         Aggregate Group II            Aggregate Group II
Mortgage Rate (%)                                      Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    --------------------------
 6.001 to  6.500                                                         1                $116,494.59                   0.07%
 6.501 to  7.000                                                        19               2,449,723.07                   1.47
 7.001 to  7.500                                                       115              14,092,609.96                   8.48
 7.501 to  8.000                                                       240              30,374,759.74                  18.27
 8.001 to  8.500                                                       242              32,231,041.28                  19.39
 8.501 to  9.000                                                       308              37,264,756.47                  22.42
 9.001 to  9.500                                                       163              20,295,235.99                  12.21
 9.501 to 10.000                                                       157              16,157,733.04                   9.72
10.001 to 10.500                                                        66               5,803,195.24                   3.49
10.501 to 11.000                                                        52               4,837,440.52                   2.91
11.001 to 11.500                                                        17               1,179,545.25                   0.71
11.501 to 12.000                                                        11                 974,302.04                   0.59
12.001 to 12.500                                                         5                 330,912.98                   0.20
12.501 to 13.000                                                         1                 122,042.43                   0.07
-----------------------------------------------    ------------------------   ------------------------    --------------------------
Total                                                                1,397            $166,229,792.60                 100.00%
                                                   ========================   ========================    ==========================


                                                                                                                  Percent of
                                                     Number of Group II         Aggregate Group II            Aggregate Group II
Original Loan-To-Value Ratio (%)                       Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    --------------------------
 5.01 to  10.00                                                          2                $128,052.30                   0.08%
20.01 to  25.00                                                          1                  49,961.67                   0.03
25.01 to  30.00                                                          3                 146,276.07                   0.09
30.01 to  35.00                                                          5                 385,741.89                   0.23
35.01 to  40.00                                                          5                 270,094.45                   0.16
40.01 to  45.00                                                          4                 262,228.92                   0.16
45.01 to  50.00                                                         17               1,722,154.32                   1.04
50.01 to  55.00                                                         11                 997,751.41                   0.60
55.01 to  60.00                                                         19               1,534,129.23                   0.92
60.01 to  65.00                                                         25               2,913,717.01                   1.75
65.01 to  70.00                                                         56               5,380,426.99                   3.24
70.01 to  75.00                                                        127              14,788,098.43                   8.90
75.01 to  80.00                                                        438              49,678,910.24                  29.89
80.01 to  85.00                                                        215              27,299,154.53                  16.42
85.01 to  90.00                                                        319              41,817,978.36                  25.16
90.01 to  95.00                                                         82              10,524,548.55                   6.33
95.01 to 100.00                                                         68               8,330,568.23                   5.01
-----------------------------------------------    ------------------------   ------------------------    --------------------------
Total                                                                1,397            $166,229,792.60                 100.00%
                                                   ========================   ========================    ==========================


--------------------------------------------------------------------------------
Recipients must read the information contained in "Statement Regarding The Computational Materials" herein. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Wachovia Securities account representative, as applicable, for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the Offering Documents. Neither the issuer of the securities nor Freddie Mac has prepared, reviewed or participated in the preparation of the Computational Materials. Neither the issuer of the securities nor Freddie Mac is responsible for the accuracy of the Computational Material, nor has either authorized the dissemination of thereof. The Underwriter is acting as underwriter and not as an agent for the issue of the securities in connection with the proposed transaction.
--------------------------------------------------------------------------------

Subject to Revision - Computational Materials Dated October 16, 2002

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS

                                                                                                                  Percent of
                                                     Number of Group II         Aggregate Group II            Aggregate Group II
Original CLTV Ratio (%)                                Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    --------------------------
 5.01 to  10.00                                                         2                $128,052.30                    0.08%
20.01 to  25.00                                                         1                  49,961.67                    0.03
25.01 to  30.00                                                         3                 146,276.07                    0.09
30.01 to  35.00                                                         5                 385,741.89                    0.23
35.01 to  40.00                                                         5                 270,094.45                    0.16
40.01 to  45.00                                                         4                 262,228.92                    0.16
45.01 to  50.00                                                        17               1,722,154.32                    1.04
50.01 to  55.00                                                        11                 997,751.41                    0.60
55.01 to  60.00                                                        19               1,534,129.23                    0.92
60.01 to  65.00                                                        25               2,913,717.01                    1.75
65.01 to  70.00                                                        56               5,380,426.99                    3.24
70.01 to  75.00                                                       127              14,788,098.43                    8.90
75.01 to  80.00                                                       438              49,678,910.24                   29.89
80.01 to  85.00                                                       215              27,299,154.53                   16.42
85.01 to  90.00                                                       319              41,817,978.36                   25.16
90.01 to  95.00                                                        82              10,524,548.55                    6.33
95.01 to 100.00                                                        68               8,330,568.23                    5.01
-----------------------------------------------    ------------------------   ------------------------    --------------------------
Total                                                               1,397            $166,229,792.60                  100.00%
                                                   ========================   ========================    ==========================


                                                                                                                  Percent of
                                                     Number of Group II         Aggregate Group II            Aggregate Group II
Cut-off Date Principal Balance ($)                     Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    --------------------------
      0.01 to  25,000.00                                                16                $317,291.96                   0.19%
 25,000.01 to  50,000.00                                               133               5,542,708.99                   3.33
 50,000.01 to  75,000.00                                               230              14,556,995.35                   8.76
 75,000.01 to 100,000.00                                               255              22,442,355.02                  13.50
100,000.01 to 125,000.00                                               234              26,458,472.15                  15.92
125,000.01 to 150,000.00                                               173              23,668,266.41                  14.24
150,000.01 to 175,000.00                                               109              17,725,709.03                  10.66
175,000.01 to 200,000.00                                                76              14,251,325.52                   8.57
200,000.01 to 225,000.00                                                63              13,404,068.42                   8.06
225,000.01 to 250,000.00                                                50              11,813,133.17                   7.11
250,000.01 to 275,000.00                                                33               8,598,862.45                   5.17
275,000.01 to 300,000.00                                                18               5,181,617.63                   3.12
300,000.01 to 325,000.00                                                 4               1,245,797.52                   0.75
325,000.01 to 350,000.00                                                 2                 670,180.77                   0.40
350,000.01 to 375,000.00                                                 1                 353,008.21                   0.21
-----------------------------------------------    ------------------------   ------------------------    --------------------------
Total                                                                1,397            $166,229,792.60                 100.00%
                                                   ========================   ========================    ==========================


--------------------------------------------------------------------------------
Recipients must read the information contained in "Statement Regarding The Computational Materials" herein. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Wachovia Securities account representative, as applicable, for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the Offering Documents. Neither the issuer of the securities nor Freddie Mac has prepared, reviewed or participated in the preparation of the Computational Materials. Neither the issuer of the securities nor Freddie Mac is responsible for the accuracy of the Computational Material, nor has either authorized the dissemination of thereof. The Underwriter is acting as underwriter and not as an agent for the issue of the securities in connection with the proposed transaction.
--------------------------------------------------------------------------------

Subject to Revision - Computational Materials Dated October 16, 2002

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS

                                                                                                                  Percent of
                                                     Number of Group II         Aggregate Group II            Aggregate Group II
Prepayment Penalty Period (Months)                     Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    --------------------------
No Prepayment Penalty                                                  213             $22,689,236.82                  13.65%
12                                                                      63               8,962,547.21                   5.39
24                                                                     747              90,016,855.90                  54.15
30                                                                       2                 411,810.10                   0.25
36                                                                     362              43,183,541.63                  25.98
60                                                                      10                 965,800.94                   0.58
-----------------------------------------------    ------------------------   ------------------------    --------------------------
Total                                                                1,397            $166,229,792.60                 100.00%
                                                   ========================   ========================    ==========================


                                                                                                                  Percent of
                                                     Number of Group II         Aggregate Group II            Aggregate Group II
Remaining Term to Maturity (Months)                    Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    --------------------------
161 to 180                                                               1                 $38,330.27                   0.02%
321 to 340                                                              26               2,517,537.13                   1.51
341 to 360                                                           1,370             163,673,925.20                  98.46
-----------------------------------------------    ------------------------   ------------------------    --------------------------
Total                                                                1,397            $166,229,792.60                 100.00%
                                                   ========================   ========================    ==========================


                                                                                                                  Percent of
                                                     Number of Group II         Aggregate Group II            Aggregate Group II
Seasoning (Months)                                     Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    --------------------------
 0                                                                       3                $323,070.00                   0.19%
 1 to 12                                                             1,321             157,761,211.58                  94.91
13 to 24                                                                69               7,885,995.49                   4.74
25 to 36                                                                 4                 259,515.53                   0.16
-----------------------------------------------    ------------------------   ------------------------    --------------------------
Total                                                                1,397            $166,229,792.60                 100.00%
                                                   ========================   ========================    ==========================


                                                                                                                  Percent of
                                                     Number of Group II         Aggregate Group II            Aggregate Group II
Occupancy Type                                         Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    --------------------------
Owner Occupied                                                       1,306            $158,330,583.71                   95.25%
Non-Owner Occupied                                                      91               7,899,208.89                    4.75
-----------------------------------------------    ------------------------   ------------------------    --------------------------
Total                                                                1,397            $166,229,792.60                  100.00
                                                   ========================   ========================    ==========================


                                                                                                                  Percent of
                                                     Number of Group II         Aggregate Group II            Aggregate Group II
Credit Grade                                           Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    --------------------------
A                                                                      754             $91,654,552.69                   55.14%
B                                                                      450              53,308,000.22                   32.07
C                                                                      193              21,267,239.69                   12.79
-----------------------------------------------    ------------------------   ------------------------    --------------------------
Total                                                                1,397            $166,229,792.60                  100.00%
                                                   ========================   ========================    ==========================


--------------------------------------------------------------------------------
Recipients must read the information contained in "Statement Regarding The Computational Materials" herein. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Wachovia Securities account representative, as applicable, for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the Offering Documents. Neither the issuer of the securities nor Freddie Mac has prepared, reviewed or participated in the preparation of the Computational Materials. Neither the issuer of the securities nor Freddie Mac is responsible for the accuracy of the Computational Material, nor has either authorized the dissemination of thereof. The Underwriter is acting as underwriter and not as an agent for the issue of the securities in connection with the proposed transaction.
--------------------------------------------------------------------------------

Subject to Revision - Computational Materials Dated October 16, 2002

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS

                                                                                                                  Percent of
                                                     Number of Group II         Aggregate Group II            Aggregate Group II
FICO Score                                             Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    --------------------------
Not Available                                                            6                $549,512.66                   0.33%
451 to 475                                                               4                 415,150.96                   0.25
476 to 500                                                               5                 427,070.32                   0.26
501 to 525                                                              43               4,421,941.24                   2.66
526 to 550                                                             141              15,496,988.82                   9.32
551 to 575                                                             201              24,479,483.06                  14.73
576 to 600                                                             215              24,974,200.27                  15.02
601 to 625                                                             285              33,806,072.24                  20.34
626 to 650                                                             232              27,336,277.26                  16.44
651 to 675                                                             143              18,914,431.97                  11.38
676 to 700                                                              62               7,364,502.13                   4.43
701 to 725                                                              25               3,599,013.45                   2.17
726 to 750                                                              18               2,114,858.86                   1.27
751 to 775                                                              10               1,371,427.49                   0.83
776 to 800                                                               7                 958,861.87                   0.58
-----------------------------------------------    ------------------------   ------------------------    --------------------------
Total                                                                1,397            $166,229,792.60                 100.00%
                                                   ========================   ========================    ==========================


                                                                                                                  Percent of
                                                     Number of Group II         Aggregate Group II            Aggregate Group II
Documentation Type                                     Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    --------------------------
Full Doc                                                             1,071            $122,466,612.33                   73.67%
SI                                                                     228              30,476,955.60                   18.33
AIV                                                                     68              10,132,090.49                    6.10
Lite Doc                                                                30               3,154,134.18                    1.90
-----------------------------------------------    ------------------------   ------------------------    --------------------------
Total                                                                1,397            $166,229,792.60                  100.00%
                                                   ========================   ========================    ==========================


                                                                                                                  Percent of
                                                     Number of Group II         Aggregate Group II            Aggregate Group II
Property Type                                          Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    --------------------------
Residential                                                          1,397            $166,229,792.60                   100.00%
-----------------------------------------------    ------------------------   ------------------------    --------------------------
Total                                                                1,397            $166,229,792.60                   100.00%
                                                   ========================   ========================    ==========================


                                                                                                                  Percent of
                                                     Number of Group II         Aggregate Group II            Aggregate Group II
Loan Purpose                                           Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    --------------------------
Refinance (Cash-out)                                                   815            $100,382,618.87                   60.39%
Purchase                                                               431              48,700,223.18                   29.30
Refinance (Rate/Term)                                                  150              16,949,291.63                   10.20
Unknown                                                                  1                 197,658.92                    0.12
-----------------------------------------------    ------------------------   ------------------------    --------------------------
Total                                                                1,397            $166,229,792.60                  100.00%
                                                   ========================   ========================    ==========================



--------------------------------------------------------------------------------
Recipients must read the information contained in "Statement Regarding The Computational Materials" herein. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Wachovia Securities account representative, as applicable, for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the Offering Documents. Neither the issuer of the securities nor Freddie Mac has prepared, reviewed or participated in the preparation of the Computational Materials. Neither the issuer of the securities nor Freddie Mac is responsible for the accuracy of the Computational Material, nor has either authorized the dissemination of thereof. The Underwriter is acting as underwriter and not as an agent for the issue of the securities in connection with the proposed transaction.
--------------------------------------------------------------------------------

Subject to Revision - Computational Materials Dated October 16, 2002

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS

                                                                                                                  Percent of
                                                     Number of Group II         Aggregate Group II            Aggregate Group II
Geographic Location                                    Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    --------------------------
California                                                             117             $20,289,731.67                  12.21%
Illinois                                                               118              16,992,678.07                  10.22
Michigan                                                               130              13,234,388.09                   7.96
New Jersey                                                              64               8,930,784.70                   5.37
Pennsylvania                                                            93               7,887,809.69                   4.75
North Carolina                                                          72               7,595,163.88                   4.57
Massachusetts                                                           45               7,364,706.44                   4.43
Nevada                                                                  39               5,874,776.66                   3.53
Missouri                                                                59               5,834,436.47                   3.51
Ohio                                                                    58               5,733,810.17                   3.45
Wisconsin                                                               55               5,537,502.06                   3.33
South Dakota                                                            60               5,392,246.69                   3.24
Florida                                                                 34               3,978,053.92                   2.39
Maryland                                                                29               3,871,259.50                   2.33
Minnesota                                                               28               3,611,812.98                   2.17
Georgia                                                                 30               3,528,247.99                   2.12
South Carolina                                                          31               3,406,885.50                   2.05
Washington                                                              23               3,181,414.53                   1.91
Kansas                                                                  31               3,018,680.46                   1.82
Tennessee                                                               33               2,935,855.53                   1.77
Virginia                                                                16               2,612,922.82                   1.57
New York                                                                15               2,501,524.72                   1.50
Montana                                                                 19               2,347,667.81                   1.41
Kentucky                                                                25               2,247,234.35                   1.35
Indiana                                                                 28               2,051,597.77                   1.23
Iowa                                                                    21               1,909,335.46                   1.15
Connecticut                                                             12               1,733,936.04                   1.04
Arizona                                                                 15               1,720,109.46                   1.03
Colorado                                                                11               1,576,932.16                   0.95
Rhode Island                                                            13               1,331,674.51                   0.80
Oregon                                                                  10               1,234,467.25                   0.74
Idaho                                                                    8               1,189,729.93                   0.72
Texas                                                                   11               1,123,097.47                   0.68
Utah                                                                     8               1,015,193.47                   0.61
New Mexico                                                               6                 744,742.73                   0.45
Delaware                                                                 7                 691,522.19                   0.42
Nebraska                                                                 8                 664,869.62                   0.40
Oklahoma                                                                 7                 618,145.93                   0.37
New Hampshire                                                            3                 392,310.17                   0.24
North Dakota                                                             3                 162,707.24                   0.10
Wyoming                                                                  2                 159,826.50                   0.10
-----------------------------------------------    ------------------------   ------------------------    --------------------------
Total                                                                1,397            $166,229,792.60                 100.00%
                                                   ========================   ========================    ==========================


--------------------------------------------------------------------------------
Recipients must read the information contained in "Statement Regarding The Computational Materials" herein. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Wachovia Securities account representative, as applicable, for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the Offering Documents. Neither the issuer of the securities nor Freddie Mac has prepared, reviewed or participated in the preparation of the Computational Materials. Neither the issuer of the securities nor Freddie Mac is responsible for the accuracy of the Computational Material, nor has either authorized the dissemination of thereof. The Underwriter is acting as underwriter and not as an agent for the issue of the securities in connection with the proposed transaction.
--------------------------------------------------------------------------------

Subject to Revision - Computational Materials Dated October 16, 2002

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS

                                                                                                                  Percent of
                                                     Number of Group II         Aggregate Group II            Aggregate Group II
Minimum Mortgage Rate (%)                              Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    --------------------------
 0.501 to  1.000                                                         2                $229,852.24                   0.14%
 2.001 to  2.500                                                         1                 224,815.23                   0.14
 5.501 to  6.000                                                         2                 307,701.94                   0.19
 6.001 to  6.500                                                         1                 116,494.59                   0.07
 6.501 to  7.000                                                        21               2,750,388.78                   1.65
 7.001 to  7.500                                                       115              14,064,861.16                   8.46
 7.501 to  8.000                                                       240              30,497,887.35                  18.35
 8.001 to  8.500                                                       237              31,380,329.29                  18.88
 8.501 to  9.000                                                       306              36,957,054.53                  22.23
 9.001 to  9.500                                                       163              20,295,235.99                  12.21
 9.501 to 10.000                                                       157              16,157,733.04                   9.72
10.001 to 10.500                                                        66               5,803,195.24                   3.49
10.501 to 11.000                                                        52               4,837,440.52                   2.91
11.001 to 11.500                                                        17               1,179,545.25                   0.71
11.501 to 12.000                                                        10                 920,813.13                   0.55
12.001 to 12.500                                                         6                 384,401.89                   0.23
12.501 to 13.000                                                         1                 122,042.43                   0.07
-----------------------------------------------    ------------------------   ------------------------    --------------------------
Total                                                                1,397            $166,229,792.60                 100.00%
                                                   ========================   ========================    ==========================


                                                                                                                  Percent of
                                                     Number of Group II         Aggregate Group II            Aggregate Group II
Maximum Mortgage Rate (%)                              Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    --------------------------
10.501 to 11.000                                                         1                $185,770.90                   0.11%
11.001 to 11.500                                                         1                  99,673.47                   0.06
12.001 to 12.500                                                         1                 116,494.59                   0.07
12.501 to 13.000                                                        20               2,519,360.11                   1.52
13.001 to 13.500                                                        75               9,342,617.33                   5.62
13.501 to 14.000                                                       182              23,081,346.00                  13.89
14.001 to 14.500                                                       220              28,536,240.52                  17.17
14.501 to 15.000                                                       274              32,421,267.09                  19.50
15.001 to 15.500                                                       159              20,164,715.72                  12.13
15.501 to 16.000                                                       195              22,356,780.62                  13.45
16.001 to 16.500                                                       107              12,139,726.89                   7.30
16.501 to 17.000                                                        96               9,968,074.98                   6.00
17.001 to 17.500                                                        28               2,410,791.49                   1.45
17.501 to 18.000                                                        17               1,614,902.73                   0.97
18.001 to 18.500                                                        13                 707,371.83                   0.43
18.501 to 19.000                                                         6                 421,814.31                   0.25
19.001 to 19.500                                                         2                 142,844.02                   0.09
-----------------------------------------------    ------------------------   ------------------------    --------------------------
Total                                                                1,397            $166,229,792.60                 100.00%
                                                   ========================   ========================    ==========================



--------------------------------------------------------------------------------
Recipients must read the information contained in "Statement Regarding The Computational Materials" herein. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Wachovia Securities account representative, as applicable, for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the Offering Documents. Neither the issuer of the securities nor Freddie Mac has prepared, reviewed or participated in the preparation of the Computational Materials. Neither the issuer of the securities nor Freddie Mac is responsible for the accuracy of the Computational Material, nor has either authorized the dissemination of thereof. The Underwriter is acting as underwriter and not as an agent for the issue of the securities in connection with the proposed transaction.
--------------------------------------------------------------------------------

Subject to Revision - Computational Materials Dated October 16, 2002

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS

                                                                                                                  Percent of
                                                     Number of Group II         Aggregate Group II            Aggregate Group II
Initial Rate Cap (%)                                   Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    --------------------------
2.000                                                                  689             $86,425,616.57                  51.99%
3.000                                                                  707              79,544,087.18                  47.85
4.000                                                                    1                 260,088.85                   0.16
-----------------------------------------------    ------------------------   ------------------------    --------------------------
Total                                                                1,397            $166,229,792.60                 100.00%
                                                   ========================   ========================    ==========================


                                                                                                                  Percent of
                                                     Number of Group II         Aggregate Group II            Aggregate Group II
Periodic Rate Cap (%)                                  Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    --------------------------
1.000                                                                  696             $87,326,589.79                  52.53%
1.500                                                                  700              78,643,113.96                  47.31
2.000                                                                    1                 260,088.85                   0.16
-----------------------------------------------    ------------------------   ------------------------    --------------------------
Total                                                                1,397            $166,229,792.60                 100.00%
                                                   ========================   ========================    ==========================


                                                                                                                  Percent of
                                                     Number of Group II         Aggregate Group II            Aggregate Group II
Gross Margin (%)                                       Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    --------------------------
 2.001 to  2.500                                                         1                 $75,069.25                   0.05%
 3.501 to  4.000                                                         1                 283,326.19                   0.17
 4.001 to  4.500                                                         4                 592,627.12                   0.36
 4.501 to  5.000                                                       260              29,530,675.53                  17.76
 5.001 to  5.500                                                       186              21,488,632.93                  12.93
 5.501 to  6.000                                                       125              15,124,494.92                   9.10
 6.001 to  6.500                                                       154              19,902,050.58                  11.97
 6.501 to  7.000                                                       167              21,351,283.24                  12.84
 7.001 to  7.500                                                       126              17,524,845.76                  10.54
 7.501 to  8.000                                                       126              15,075,095.10                   9.07
 8.001 to  8.500                                                        83              10,759,684.29                   6.47
 8.501 to  9.000                                                        53               5,589,585.37                   3.36
 9.001 to  9.500                                                        44               4,111,279.21                   2.47
 9.501 to 10.000                                                        26               1,958,721.93                   1.18
10.001 to 10.500                                                        15               1,265,204.59                   0.76
10.501 to 11.000                                                        11                 674,206.86                   0.41
11.001 to 11.500                                                         6                 404,353.21                   0.24
11.501 to 12.000                                                         5                 265,933.77                   0.16
12.001 to 12.500                                                         2                 109,878.73                   0.07
12.501 to 13.000                                                         2                 142,844.02                   0.09
-----------------------------------------------    ------------------------   ------------------------    --------------------------
Total                                                                1,397            $166,229,792.60                 100.00%
                                                   ========================   ========================    ==========================



--------------------------------------------------------------------------------
Recipients must read the information contained in "Statement Regarding The Computational Materials" herein. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Wachovia Securities account representative, as applicable, for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the Offering Documents. Neither the issuer of the securities nor Freddie Mac has prepared, reviewed or participated in the preparation of the Computational Materials. Neither the issuer of the securities nor Freddie Mac is responsible for the accuracy of the Computational Material, nor has either authorized the dissemination of thereof. The Underwriter is acting as underwriter and not as an agent for the issue of the securities in connection with the proposed transaction.
--------------------------------------------------------------------------------

Subject to Revision - Computational Materials Dated October 16, 2002

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL

                             GROUP II MORTGAGE LOANS

                                                                                                                  Percent of
                                                     Number of Group II         Aggregate Group II            Aggregate Group II
Months to Next Adjustment Date                         Mortgage Loans            Principal Balance             Principal Balance
-----------------------------------------------    ------------------------   ------------------------    --------------------------
 1 to  6                                                                29              $2,815,587.23                   1.69%
 7 to 12                                                                57               6,732,405.48                   4.05
13 to 18                                                               184              21,465,431.09                  12.91
19 to 24                                                             1,036             124,049,135.65                  74.63
25 to 30                                                                29               3,451,595.01                   2.08
31 to 36                                                                62               7,715,638.14                   4.64
-----------------------------------------------    ------------------------   ------------------------    --------------------------
Total                                                                1,397            $166,229,792.60                 100.00%
                                                   ========================   ========================    ==========================



--------------------------------------------------------------------------------
Recipients must read the information contained in "Statement Regarding The Computational Materials" herein. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Wachovia Securities account representative, as applicable, for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the Offering Documents. Neither the issuer of the securities nor Freddie Mac has prepared, reviewed or participated in the preparation of the Computational Materials. Neither the issuer of the securities nor Freddie Mac is responsible for the accuracy of the Computational Material, nor has either authorized the dissemination of thereof. The Underwriter is acting as underwriter and not as an agent for the issue of the securities in connection with the proposed transaction.
--------------------------------------------------------------------------------

Subject to Revision - Computational Materials Dated October 16, 2002

                             BOND SUMMARY (to Call)
                             ----------------------

Class AF-1
------------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%           75%           100%          125%           150%          200%           250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               1.91           1.32          1.00          0.80           0.67          0.50           0.39
Modified Duration (years)*         1.87           1.30          0.99          0.80           0.66          0.50           0.39
First Principal Payment          11/25/02       11/25/02      11/25/02      11/25/02       11/25/02      11/25/02       11/25/02
Last Principal Payment            4/25/07       11/25/05       2/25/05       8/25/04       4/25/04       11/25/03       8/25/03
Principal Window (months)           54             37            28            22             18            13             10

Class AF-2
------------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%           75%           100%          125%           150%          200%           250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               6.02           4.17          3.00          2.20           1.79          1.27           0.97
Modified Duration (years)*         5.37           3.83          2.81          2.09           1.71          1.22           0.94
First Principal Payment           4/25/07       11/25/05       2/25/05       8/25/04       4/25/04       11/25/03       8/25/03
Last Principal Payment           12/25/10       7/25/08        2/25/07       6/25/05       12/25/04       5/25/04       12/25/03
Principal Window (months)           45             33            25            11             9              7             5

Class AF-3
------------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%           75%           100%          125%           150%          200%           250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               9.40           6.63          5.02          3.26           2.36          1.66           1.24
Modified Duration (years)*         7.63           5.68          4.44          2.98           2.20          1.57           1.18
First Principal Payment          12/25/10       7/25/08        2/25/07       6/25/05       12/25/04       5/25/04       12/25/03
Last Principal Payment            8/25/13       7/25/10        9/25/08       7/25/07       5/25/05        8/25/04       2/25/04
Principal Window (months)           33             25            20            26             6              4             3

Class AF-4
------------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%           75%           100%          125%           150%          200%           250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               12.29          8.86          6.76          5.43           2.74          1.93           1.43
Modified Duration (years)*         9.07           7.05          5.64          4.67           2.51          1.80           1.35
First Principal Payment           8/25/13       7/25/10        9/25/08       7/25/07       5/25/05        8/25/04       2/25/04
Last Principal Payment           10/25/16       1/25/13        8/25/10      12/25/08       10/25/05      11/25/04       5/25/04
Principal Window (months)           39             31            24            18             6              4             4

Class AV-1
------------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%           75%           100%          125%           150%          200%           250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               5.77           3.97          2.90          2.16           1.57          0.93           0.66
Modified Duration (years)*         5.24           3.70          2.75          2.08           1.53          0.92           0.65
First Principal Payment          11/25/02       11/25/02      11/25/02      11/25/02       11/25/02      11/25/02       11/25/02
Last Principal Payment            1/25/17       3/25/13        8/25/10      12/25/08       10/25/07       2/25/05       7/25/04
Principal Window (months)           171           125            94            74             60            28             21

Class M-1
------------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%           75%           100%          125%           150%          200%           250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               9.75           6.83          5.23          4.62           4.72          3.45           2.32
Modified Duration (years)*         7.46           5.59          4.47          4.03           4.12          3.10           2.14
First Principal Payment           8/25/07       1/25/06        2/25/06       6/25/06       11/25/06       2/25/05       7/25/04
Last Principal Payment            1/25/17       3/25/13        8/25/10      12/25/08       10/25/07       4/25/06       4/25/05
Principal Window (months)           114            87            55            31             12            15             10

Class M-2
------------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%           75%           100%          125%           150%          200%           250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               9.75           6.83          5.18          4.38           4.08          3.20           2.38
Modified Duration (years)*         7.31           5.50          4.38          3.80           3.58          2.87           2.19
First Principal Payment           8/25/07       1/25/06       12/25/05       2/25/06       4/25/06        8/25/05       12/25/04
Last Principal Payment            1/25/17       3/25/13        8/25/10      12/25/08       10/25/07       4/25/06       4/25/05
Principal Window (months)           114            87            57            35             19             9             5

Class B
------------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%           75%           100%          125%           150%          200%           250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               9.75           6.83          5.16          4.28           3.83          2.89           2.15
Modified Duration (years)*         7.14           5.41          4.30          3.68           3.35          2.59           1.97
First Principal Payment           8/25/07       1/25/06       11/25/05      12/25/05       1/25/06        5/25/05       10/25/04
Last Principal Payment            1/25/17       3/25/13        8/25/10      12/25/08       10/25/07       4/25/06       4/25/05
Principal Window (months)           114            87            58            37             22            12             7

*Modified duration calculated assuming a price of 100.00%.


--------------------------------------------------------------------------------
Recipients must read the information contained in "Statement Regarding The Computational Materials" herein. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Wachovia Securities account representative, as applicable, for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the Offering Documents. Neither the issuer of the securities nor Freddie Mac has prepared, reviewed or participated in the preparation of the Computational Materials. Neither the issuer of the securities nor Freddie Mac is responsible for the accuracy of the Computational Material, nor has either authorized the dissemination of thereof. The Underwriter is acting as underwriter and not as an agent for the issue of the securities in connection with the proposed transaction.
--------------------------------------------------------------------------------

Subject to Revision - Computational Materials Dated October 16, 2002

                           BOND SUMMARY (to Maturity)
                           --------------------------

Class AF-1
------------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%           75%           100%          125%           150%          200%           250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               1.91           1.32          1.00          0.80           0.67          0.50           0.39
Modified Duration (years)*         1.87           1.30          0.99          0.80           0.66          0.50           0.39
First Principal Payment          11/25/02       11/25/02      11/25/02      11/25/02       11/25/02      11/25/02       11/25/02
Last Principal Payment            4/25/07       11/25/05       2/25/05       8/25/04       4/25/04       11/25/03       8/25/03
Principal Window (months)           54             37            28            22             18            13             10

Class AF-2
------------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%           75%           100%          125%           150%          200%           250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               6.02           4.17          3.00          2.20           1.79          1.27           0.97
Modified Duration (years)*         5.37           3.83          2.81          2.09           1.71          1.22           0.94
First Principal Payment           4/25/07       11/25/05       2/25/05       8/25/04       4/25/04       11/25/03       8/25/03
Last Principal Payment           12/25/10       7/25/08        2/25/07       6/25/05       12/25/04       5/25/04       12/25/03
Principal Window (months)           45             33            25            11             9              7             5

Class AF-3
------------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%           75%           100%          125%           150%          200%           250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               9.40           6.63          5.02          3.26           2.36          1.66           1.24
Modified Duration (years)*         7.63           5.68          4.44          2.98           2.20          1.57           1.18
First Principal Payment          12/25/10       7/25/08        2/25/07       6/25/05       12/25/04       5/25/04       12/25/03
Last Principal Payment            8/25/13       7/25/10        9/25/08       7/25/07       5/25/05        8/25/04       2/25/04
Principal Window (months)           33             25            20            26             6              4             3

Class AF-4
------------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%           75%           100%          125%           150%          200%           250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               12.29          8.86          6.76          5.44           2.74          1.93           1.43
Modified Duration (years)*         9.07           7.05          5.64          4.68           2.51          1.80           1.35
First Principal Payment           8/25/13       7/25/10        9/25/08       7/25/07       5/25/05        8/25/04       2/25/04
Last Principal Payment           10/25/16       1/25/13        9/25/10       3/25/09       10/25/05      11/25/04       5/25/04
Principal Window (months)           39             31            25            21             6              4             4

Class AV-1
------------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%           75%           100%          125%           150%          200%           250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               6.38           4.54          3.40          2.59           1.89          0.93           0.66
Modified Duration (years)*         5.67           4.16          3.17          2.45           1.81          0.92           0.65
First Principal Payment          11/25/02       11/25/02      11/25/02      11/25/02       11/25/02      11/25/02       11/25/02
Last Principal Payment           12/25/28       4/25/23       10/25/18       8/25/16       2/25/14        2/25/05       7/25/04
Principal Window (months)           314           246            192           166           136            28             21

Class M-1
------------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%           75%           100%          125%           150%          200%           250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               10.38          7.42          5.77          5.06           5.19          4.82           3.32
Modified Duration (years)*         7.74           5.92          4.81          4.33           4.47          4.17           2.98
First Principal Payment           8/25/07       1/25/06        2/25/06       6/25/06       11/25/06       2/25/05       7/25/04
Last Principal Payment            2/25/26       3/25/20        1/25/17       6/25/14       4/25/12       10/25/10       8/25/08
Principal Window (months)           223           171            132           97             66            69             50

Class M-2
------------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%           75%           100%          125%           150%          200%           250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               10.30          7.36          5.68          4.78           4.41          3.42           2.59
Modified Duration (years)*         7.54           5.79          4.68          4.07           3.82          3.05           2.36
First Principal Payment           8/25/07       1/25/06       12/25/05       2/25/06       4/25/06        8/25/05       12/25/04
Last Principal Payment            5/25/24       8/25/18        2/25/16       5/25/13       6/25/11       11/25/08       3/25/07
Principal Window (months)           202           152            123           88             63            40             28

Class B
------------------------------------------------------------------------------------------------------------------------------------
Prepayment (PPC)                    50%           75%           100%          125%           150%          200%           250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               10.13          7.30          5.55          4.59           4.08          3.06           2.28
Modified Duration (years)*         7.30           5.65          4.53          3.88           3.53          2.72           2.08
First Principal Payment           8/25/07       1/25/06       11/25/05      12/25/05       1/25/06        5/25/05       10/25/04
Last Principal Payment           10/25/21       1/25/17        6/25/14       1/25/12       4/25/10        1/25/08       8/25/06
Principal Window (months)           171           133            104           74             52            33             23


*Modified duration calculated assuming a price of 100.00%.


--------------------------------------------------------------------------------
Recipients must read the information contained in "Statement Regarding The Computational Materials" herein. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Wachovia Securities account representative, as applicable, for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the Offering Documents. Neither the issuer of the securities nor Freddie Mac has prepared, reviewed or participated in the preparation of the Computational Materials. Neither the issuer of the securities nor Freddie Mac is responsible for the accuracy of the Computational Material, nor has either authorized the dissemination of thereof. The Underwriter is acting as underwriter and not as an agent for the issue of the securities in connection with the proposed transaction.
--------------------------------------------------------------------------------

Subject to Revision - Computational Materials Dated October 16, 2002

                          Class AV-1 Cap: Base Case(1)
                          ----------------------------

                            Class                                        Class                                       Class
   Period       Date       AV-1 Cap             Period      Date       AV-1 Cap             Period       Date       AV-1 Cap
   ------       ----       --------             ------      ----       --------             ------       ----       --------
     1        11/25/02       14.00%               33      07/25/05       8.62%                65       03/25/08      8.90%
     2        12/25/02        8.50%               34      08/25/05       8.34%                66       04/25/08      8.33%
     3        01/25/03        8.23%               35      09/25/05       8.35%                67       05/25/08      8.61%
     4        02/25/03        8.23%               36      10/25/05       8.63%                68       06/25/08      8.33%
     5        03/25/03        9.11%               37      11/25/05       8.35%                69       07/25/08      8.61%
     6        04/25/03        8.23%               38      12/25/05       8.63%                70       08/25/08      8.33%
     7        05/25/03        8.51%               39      01/25/06       8.35%                71       09/25/08      8.33%
     8        06/25/03        8.24%               40      02/25/06       8.34%                72       10/25/08      8.60%
     9        07/25/03        8.51%               41      03/25/06       9.23%                73       11/25/08      8.33%
     10       08/25/03        8.24%               42      04/25/06       8.34%                74       12/25/08      8.60%
     11       09/25/03        8.24%               43      05/25/06       8.61%                75       01/25/09      8.33%
     12       10/25/03        8.52%               44      06/25/06       8.33%                76       02/25/09      8.32%
     13       11/25/03        8.25%               45      07/25/06       8.61%                77       03/25/09      9.22%
     14       12/25/03        8.52%               46      08/25/06       8.33%                78       04/25/09      8.32%
     15       01/25/04        8.25%               47      09/25/06       8.33%                79       05/25/09      8.60%
     16       02/25/04        8.25%               48      10/25/06       8.61%                80       06/25/09      8.32%
     17       03/25/04        8.82%               49      11/25/06       8.33%                81       07/25/09      8.60%
     18       04/25/04        8.26%               50      12/25/06       8.61%                82       08/25/09      8.32%
     19       05/25/04        8.53%               51      01/25/07       8.33%                83       09/25/09      8.32%
     20       06/25/04        8.32%               52      02/25/07       8.33%                84       10/25/09      8.60%
     21       07/25/04        8.60%               53      03/25/07       9.23%                85       11/25/09      8.32%
     22       08/25/04        8.32%               54      04/25/07       8.33%                86       12/25/09      8.60%
     23       09/25/04        8.32%               55      05/25/07       8.61%                87       01/25/10      8.32%
     24       10/25/04        8.60%               56      06/25/07       8.33%                88       02/25/10      8.32%
     25       11/25/04        8.33%               57      07/25/07       8.61%                89       03/25/10      9.21%
     26       12/25/04        8.61%               58      08/25/07       8.33%                90       04/25/10      8.32%
     27       01/25/05        8.33%               59      09/25/07       8.33%                91       05/25/10      8.59%
     28       02/25/05        8.33%               60      10/25/07       8.61%                92       06/25/10      8.31%
     29       03/25/05        9.23%               61      11/25/07       8.33%                93       07/25/10      8.59%
     30       04/25/05        8.34%               62      12/25/07       8.61%                94       08/25/10      8.31%
     31       05/25/05        8.62%               63      01/25/08       8.33%
     32       06/25/05        8.34%               64      02/25/08       8.33%

(1) Assumes there are no losses and no delinquencies on the Mortgage Loans, the Group I Mortgage Loans prepay at 100% PPC and the Group II Mortgage Loans prepay at 28% CPR, One-Month LIBOR is constant at 1.800% and Six-Month LIBOR is constant at 1.680%.


--------------------------------------------------------------------------------
Recipients must read the information contained in "Statement Regarding The Computational Materials" herein. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Wachovia Securities account representative, as applicable, for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the Offering Documents. Neither the issuer of the securities nor Freddie Mac has prepared, reviewed or participated in the preparation of the Computational Materials. Neither the issuer of the securities nor Freddie Mac is responsible for the accuracy of the Computational Material, nor has either authorized the dissemination of thereof. The Underwriter is acting as underwriter and not as an agent for the issue of the securities in connection with the proposed transaction.
--------------------------------------------------------------------------------

Subject to Revision - Computational Materials Dated October 16, 2002

                       Class AV-1 Cap: LIBOR + 500 bps(1)
                       ----------------------------------

                                Effective                                   Effective                                   Effective
                      Class       Class                           Class       Class                           Class       Class
 Period     Date     AV-1 Cap  AV-1 Cap(2)   Period    Date     AV-1 Cap   AV-1 Cap(2)   Period    Date     AV-1 Cap   AV-1 Cap(2)
 ------     ----     --------  -----------   ------    ----     --------   -----------   ------    ----     --------   -----------
    1     11/25/02     14.00%      14.00%      33    07/25/05    11.93%       11.93%       65    03/25/08    13.25%       13.25%
    2     12/25/02      8.50%      13.02%      34    08/25/05    11.54%       11.54%       66    04/25/08    12.40%       12.40%
    3     01/25/03      8.23%      12.76%      35    09/25/05    11.54%       11.54%       67    05/25/08    12.81%       12.81%
    4     02/25/03      8.23%      12.78%      36    10/25/05    11.98%       11.98%       68    06/25/08    12.40%       12.40%
    5     03/25/03      9.11%      13.67%      37    11/25/05    11.63%       11.63%       69    07/25/08    12.81%       12.81%
    6     04/25/03      8.23%      12.81%      38    12/25/05    12.50%       12.50%       70    08/25/08    12.40%       12.40%
    7     05/25/03      8.51%      13.10%      39    01/25/06    12.10%       12.10%       71    09/25/08    12.40%       12.40%
    8     06/25/03      8.23%      12.84%      40    02/25/06    12.10%       12.10%       72    10/25/08    12.81%       12.81%
    9     07/25/03      8.51%      13.15%      41    03/25/06    13.39%       13.39%       73    11/25/08    12.40%       12.40%
   10     08/25/03      8.24%      12.92%      42    04/25/06    12.11%       12.11%       74    12/25/08    12.81%       12.81%
   11     09/25/03      8.24%      12.97%      43    05/25/06    12.56%       12.56%       75    01/25/09    12.40%       12.40%
   12     10/25/03      8.52%      13.29%      44    06/25/06    12.36%       12.36%       76    02/25/09    12.40%       12.40%
   13     11/25/03      8.24%      13.07%      45    07/25/06    12.77%       12.77%       77    03/25/09    13.72%       13.72%
   14     12/25/03      8.52%      13.39%      46    08/25/06    12.36%       12.36%       78    04/25/09    12.40%       12.40%
   15     01/25/04      8.25%      13.17%      47    09/25/06    12.36%       12.36%       79    05/25/09    12.81%       12.81%
   16     02/25/04      8.25%      13.23%      48    10/25/06    12.77%       12.77%       80    06/25/09    12.40%       12.40%
   17     03/25/04      8.82%      13.85%      49    11/25/06    12.39%       12.39%       81    07/25/09    12.81%       12.81%
   18     04/25/04      8.25%      13.34%      50    12/25/06    12.81%       12.81%       82    08/25/09    12.40%       12.40%
   19     05/25/04      8.53%      13.68%      51    01/25/07    12.39%       12.39%       83    09/25/09    12.40%       12.40%
   20     06/25/04      8.90%       9.29%      52    02/25/07    12.39%       12.39%       84    10/25/09    12.81%       12.81%
   21     07/25/04     10.51%      10.91%      53    03/25/07    13.72%       13.72%       85    11/25/09    12.40%       12.40%
   22     08/25/04     10.17%      10.58%      54    04/25/07    12.39%       12.39%       86    12/25/09    12.81%       12.81%
   23     09/25/04     10.17%      10.58%      55    05/25/07    12.81%       12.81%       87    01/25/10    12.40%       12.40%
   24     10/25/04     10.51%      10.93%      56    06/25/07    12.40%       12.40%       88    02/25/10    12.40%       12.40%
   25     11/25/04     10.17%      10.60%      57    07/25/07    12.81%       12.81%       89    03/25/10    13.73%       13.73%
   26     12/25/04     11.00%      11.42%      58    08/25/07    12.40%       12.40%       90    04/25/10    12.40%       12.40%
   27     01/25/05     10.89%      11.32%      59    09/25/07    12.40%       12.40%       91    05/25/10    12.81%       12.81%
   28     02/25/05     10.89%      11.33%      60    10/25/07    12.81%       12.81%       92    06/25/10    12.40%       12.40%
   29     03/25/05     12.06%      12.50%      61    11/25/07    12.40%       12.40%       93    07/25/10    12.81%       12.81%
   30     04/25/05     10.99%      11.43%      62    12/25/07    12.81%       12.81%       94    08/25/10    12.40%       12.40%
   31     05/25/05     11.44%      11.44%      63    01/25/08    12.40%       12.40%
   32     06/25/05     11.54%      11.54%      64    02/25/08    12.40%       12.40%

(1) Assumes there are no losses and no delinquencies on the Mortgage Loans, the Group I Mortgage Loans prepay at 100% PPC and the Group II Mortgage Loans prepay at 28% CPR, One-Month LIBOR is constant at 6.800% and Six-Month LIBOR is constant at 6.680%.

(2) Assumes amounts available to the Class AV-1 Certificates from payments made under the Yield Maintenance Agreement have been taken into account. Includes the assumptions from footnote (1) above.

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Recipients must read the information contained in "Statement Regarding The Computational Materials" herein. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Wachovia Securities account representative, as applicable, for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the Offering Documents. Neither the issuer of the securities nor Freddie Mac has prepared, reviewed or participated in the preparation of the Computational Materials. Neither the issuer of the securities nor Freddie Mac is responsible for the accuracy of the Computational Material, nor has either authorized the dissemination of thereof. The Underwriter is acting as underwriter and not as an agent for the issue of the securities in connection with the proposed transaction.
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